MIDWAY AIRLINES CORPORATION
                             1997 STOCK OPTION PLAN



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                           MIDWAY AIRLINES CORPORATION
                             1997 STOCK OPTION PLAN

                                TABLE OF CONTENTS

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                                                                                                               PAGE

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1.       Establishment and Effective Date.........................................................................1

2.       Purpose..................................................................................................1

3.       Form of Awards.  ........................................................................................1

4.       Maximum Shares Available.................................................................................1

5.       Administration...........................................................................................2

6.       Eligibility..............................................................................................2

7.       Terms and Conditions of Options..........................................................................3

8.       Special Rules Applicable to ISOs.........................................................................4

9.       Nontransferability of Options............................................................................4

10.      Effect of Termination of Employment on Options...........................................................4

11.      Adjustment upon Changes in Capitalization................................................................5

12.      Amendment and Termination of Plan........................................................................6

13.      Miscellaneous Provisions.................................................................................6


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                           MIDWAY AIRLINES CORPORATION
                             1997 STOCK OPTION PLAN


         1. Establishment and Effective Date. Midway Airlines Corporation, a Delaware corporation (the "Corporation"), hereby establishes a stock option plan to be known as the Midway Airlines Corporation 1997 Stock Option Plan" (the "Plan"). The Plan shall become effective on the effective date of the initial public offering of the Corporation's common stock, par value $.01 ("Common Stock"), subject to the consummation of such initial public offering. Upon approval by the Board of Directors of the Corporation (the "Board"), awards may be made as provided herein, subject to such consummation. In the event that such initial public offering is not consummated, any such awards shall be cancelled and all rights of individuals with respect to such awards shall thereupon cease.

         2. Purpose. The Corporation desires to attract and retain the best available employees, officers, directors and consultants for itself and its Subsidiaries and to encourage the highest level of performance by such individuals in order to serve the best interests of the Corporation and its shareholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible individuals the opportunity to acquire stock ownership interests in the Corporation, and to thereby provide them with incentives to put forth maximum efforts for the success of the Corporation and its Subsidiaries. The term "Subsidiary" as used herein means each corporation which meets the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         3. Form of Awards. Stock options awarded under the Plan may be either incentive stock options meeting the requirements of Section 422 of the Code ("ISOs") or options that do not meet the requirements of Section 422 of the Code ("NSOs"). Unless otherwise indicated, references in the Plan to "Options" shall include both ISOs and NSOs. An Option (or a portion thereof) that is not designated as an ISO, or that does not satisfy all of the requirements of
Section 422 of the Code, and any Option granted to an individual who is not an employee or officer of the Corporation or a Subsidiary, shall not constitute an ISO.

         4. Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 557,255, subject to adjustment pursuant to Section 11. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that any Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised in whole or in part for any reason, then the shares of Common Stock covered by such Option may, at the discretion of the Committee (as defined below), be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

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         5.       Administration.

         (a) Committee. The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Board; provided, however, that with respect to any Option grant to an Optionee (as defined in Section 6) who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"), (A) the members of the Committee shall each be a "Non-Employee Director" as defined in Rule 16b-3(b)(3) under the Act, or (B) the full Board shall act in lieu of the Committee hereunder.

         (b) Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the exercise price of such Options, the term of each such Option, the number of shares of Common Stock to be covered by each such Option and any vesting standards applicable to each such Option; (ii) to designate Options as ISOs or NSOs; and (iii) to determine the employees, officers, directors and consultants to whom, and the time or times at which, Options shall be granted.

         (c) Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause the Plan to fail to comply with Rule 16b-3(d) under the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

         (d) Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all Optionees who have received awards under the Plan and all other interested persons.

         (e) Liability; Indemnification. No member of the Committee, nor any individual to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time.

         6. Eligibility. Options may be granted to employees, officers, directors and consultants of the Corporation and its Subsidiaries; provided, however, that ISOs may not be granted to any individual who is not an employee or officer of the Corporation or its

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Subsidiaries. In determining the individuals to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by such individuals, their present and potential contribution to the success of the Corporation and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Any individual who is granted an Option under the Plan is referred to as an "Optionee."

         7.       Terms and Conditions of Options.

         (a) Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions as the Committee shall from time to time determine.

         (b) Written Agreement. Each award of Options shall be evidenced by a written agreement, executed by the Optionee and the Corporation, and containing such restrictions, terms and conditions, if any, as the Committee may require (the "Option Agreement"). In the event of any conflict between an Option Agreement and the Plan, the terms of the Plan shall govern.

         (c) Option Price. The price at which a share of Common Stock may be purchased pursuant to the exercise of an Option shall be determined by the Committee at the Date of Grant; provided, however, that with respect to ISOs, the option price shall not be less than one hundred (100) percent of the Fair Market Value (as defined in Section 14(b) of the Common Stock subject to such Option on the Date of Grant (as defined in Section 14(a). Options granted concurrently with the Corporation's initial public offering shall have an exercise price equal to the initial public offering price.

         (d) Term of Options. The term of each Option granted under the Plan shall be established by the Committee. Except as otherwise provided in Section 8(a) with respect to ten (10) percent stockholders of the Corporation, the term of each ISO shall not exceed ten (10) years from the Date of Grant.

         (e) Exercise of Options; Vesting. No Option shall be exercisable until it has vested. Unless otherwise provided in an Option Agreement, each Option shall vest and become exercisable to the extent of twenty (20) percent of the number of shares originally covered thereby on the first anniversary of the Date of Grant of such Option and to the extent of an additional twenty (20) percent on the second, third, fourth and fifth anniversaries of the Date of Grant. The Committee may, in its discretion, accelerate the exercisability of any Option at any time.

         (f) Exercise of Options. Options may be exercised by an Optionee by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the

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Common Stock issuable upon exercise of the Option shall be made in full in cash or, if the Committee, in its sole discretion, permits in shares of Common Stock (valued at Fair Market Value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the Optionee, shall be delivered to the Optionee

         8.       Special Rules Applicable to ISOs.

         (a) Ten Percent Stockholder. Notwithstanding any other provisions of this Plan to the contrary, an individual may not receive an ISO under the Plan if such individual, on the Date of Grant, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Corporation or its Subsidiaries, unless (i) the option price for such ISO is at least one hundred and ten (110) percent of the Fair Market Value of the Common Stock subject to such ISO on the Date of Grant and (ii) such ISO is not exercisable after the date five (5) years from its Date of Grant.

         (b) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of the Corporation or a Subsidiary) shall not exceed one hundred thousand dollars ($100,000). Any portion of an Option which exceeds this annual limit shall be a NSO.

         (c) Limitations on Time of Grant. No grant of an ISO shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by the Corporation's stockholders.

         9.       Nontransferability of Options.

         No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will, the applicable laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Optionee during his or her lifetime and, following the Optionee's death, may be exercised only as provided in Section 10(c).

         10.      Effect of Termination of Employment on Options.

         (a) Termination of Employment. In the event that an Optionee's employment or service as a non-employee director or consultant with the Corporation or a Subsidiary shall be


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terminated (for reasons other than death, disability or "Cause") or in the event such Optionee shall resign from employment or service as a non-employee director or consultant, vested Options held by such Optionee may be exercised (to the extent that the Optionee was entitled to do so at the time such employment or services ended) at any time within thirty (30) days after such employment or services ended, unless, in the case of an NSO, the exercise period is extended by the Committee; provided, however, if the Corporation severs the employment relationship or the performance of services by Optionee for "Cause" (as hereinafter defined), the Optionee's right to exercise vested options shall terminate simultaneously with such severance of employment or services. In no event, however, may the Option be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 7(d).

         (b) Disability. In the event that an Optionee's employment or service as a non-employee director or consultant with the Corporation or one of its Subsidiaries shall be terminated as a result of the disability of the Optionee (within the meaning of Section 22(e)(3) of the Code), vested Options may be exercised (to the extent that the Optionee was entitled to do so on the date he or she terminated employment or ceased serving as a non-employee director or consultant) at any time during the first twelve (12) months after such Optionee terminated employment or ceased serving as a non-employee director or consultant, unless, in the case an NSO, the exercise period is extended by the Committee. In no event, however, may the Option be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 7(d).

         (c) Death. If an Optionee shall die while employed by or serving as a non-employee director or consultant of the Corporation or one of its Subsidiaries or within three (3) months after the termination of such employment or cessation of such director's term or service as a consultant, vested Options may be exercised to the extent that the Optionee was entitled to do so at the time of his or her death by the Optionee's estate or by the person who acquires the right to exercise such Option on his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the Optionee's death, unless, in the case of an NSO, the exercise period is extended by the Committee. In no event, however, may the Option be exercised after the expiration date of the Option as designated by the Committee pursuant to Section 7(d).

         (d) Nonvested Options. Unless accelerated in accordance with Section 7(d), unvested Options shall terminate immediately upon the Optionee's termination of employment or cessation of service as a non-employee director or consultant with the Corporation and its Subsidiaries for any reason whatsoever, including death or disability.

         (e) Cause. For purposes of the Plan, "Cause" shall mean (i) the commission by Optionee of a felony involving moral turpitude, (ii) the gross negligence, misconduct or the breach by Optionee of any statutory or common law duty of Optionee to the Company or (iii) any other act, omission to act, statement or event which the Committee determines sufficient to constitute "Cause" hereunder or as it may announce from time to time.


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         11. Adjustment upon Changes in Capitalization. Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like.

         12. Amendment and Termination of Plan. Subject to any approval of the shareholders of the Corporation that may be required (or, in the opinion of the Committee, appropriate) under law or the rules of any securities exchange on which the shares of Common Stock are listed or similar entity, the Committee may at any time amend, suspend or terminate the Plan. No amendment, suspension or termination of the Plan shall materially and adversely alter or impair any Option previously granted under the Plan without the consent of the holder thereof. No amendment requiring shareholder approval under Treasury Regulation
Section 1.162-27 or Section 422 of the Code shall be valid unless such shareholder approval is secured as provided therein.

         13.      Miscellaneous Provisions.

         (a) Date of Grant. "Date of Grant" shall refer to the date on which any Option is granted to an Optionee as set forth in the Option Agreement.

         (b) Fair Market Value. "Fair Market Value" of a share of Common Stock as of any date shall mean the average of the high "bid" and low "asked" prices of the shares during the three (3) most recent days on which the shares were traded, as reported on the principal exchange on which the shares are listed.

         (c) Tax Withholding. The Corporation shall have the right to require Optionees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an Optionee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an Optionee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the Optionee or (ii) having the Corporation withhold from shares otherwise deliverable to the Optionee. Shares surrendered or withheld shall be valued at their Fair Market Value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of ISOs, the foregoing right shall be deemed to be provided to the Optionee at the time of such award.

         (d) Compliance With Section 16(b). In the case of an Optionee who is or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award


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granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such person will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to an Optionee who is or may be subject to Section 16 of the Act.

         (e) Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation shall make appropriate provision for the preservation of Optionees' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

         (f) No Right to Employment. Nothing in the Plan or in any Option Agreement entered into pursuant to Section 7(b), nor the grant of any Option, shall confer upon any individual any right to continue in the employ of the Corporation or a Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or interfere with or limit the right of the Corporation or a Subsidiary to modify the terms of or terminate such individual's employment at any time.

         (g) Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if sent by registered or certified mail addressed (a) to the Optionee at the Optionee's address as set forth in the books and records of the Corporation or its Subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation.

         (h) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (i) Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.


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         IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by its duly authorized officers this ____________ day of __________, 1997.


                           MIDWAY AIRLINES CORPORATION


                           By:
                                President and Chief Executive Officer


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MIDWAY AIRLINES CORPORATION
STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT is entered into this 4th day of December, 1997 (the "Date of Grant") by and between MIDWAY AIRLINES CORPORATION (the "Company") and (the "Optionee"), in order to set forth the terms and conditions of Options granted to the Optionee under The Midway Airlines Corporation 1997 Stock Option Plan (the "Plan").

         1. Terms of Grant. Subject to the terms and conditions of this Agreement and the terms of the Plan, which are incorporated by reference herein, the Company hereby grants to the Optionee incentive stock options ("ISOs") and/or nonqualified stock options ("NSOs") (collectively, "Options") to purchase shares of the Company's common stock, par value $.01 ("Common Stock") as follows:

Nonqualifed
Stock Options

Number of Shares:

Option Price:

Expiration Date:

         2. Vesting The Options shall become exercisable to the extent of 20% of the shares originally subject to the Option on the first anniversary of the Date of Grant and to the extent of an additional 20% on the second, third, fourth an fifth anniversaries of the Date of Grant.

         3. Exercise of Options. The Optionee may exercise the Options by giving written notice to the Committee on a form provided by the Committee specifying the portion of the Options being exercised and the exercise date, and by tendering payment for the shares of Common Stock being purchased under the Options. Written notice received by the Committee after the specified exercise date will be accepted at the discretion of the Committee and, in such event, the exercise date shall be deemed to be the date on which the written notice was received by the Committee.

         4. Payment for Shares. Payment for the shares of Common Stock issuable under exercise of an Option shall be made in full in cash or if the Committee permits, in its sole discretion, in shares of Common Stock, valued at fair market value on the exercise date. Any payment for shares must include such amount as may be required by the Company to satisfy Federal, state and local withholding tax requirements.

         5. Issuance of Certificates. As soon as reasonable practicable following the exercise of an Option, and the receipt by the Company of payment for the shares, a certificate representing the shares of Common Stock purchased, registered in the name of the Optionee, shall be delivered to the Optionee.

         6. Termination of Employment. In the event that the employment of the Optionee is terminated (or, in the case of a non-employee director or consultant, his or her status as a director or consultant ceases) for reasons other than death, total disability or "Cause", or in the even such Optionee shall resign from employment or service as a non-employee, director or consultant, the Optionee may exercise his or her vested Options awarded hereunder at any time before the earlier of (i) 30 days after such termination or cessation or (ii) the expiration dates of the Options.

         7. Total Disability. In the event the Optionee shall become totally disabled (as defined in the Plan), the Optionee may exercise his or here vested Options at any time before the earlier of (i) the date which is twelve (12) months after the Optionee terminates employment (or status as a non-employee director or consultant) as a result of disability or (ii) the expiration date of the Options.

         8. Death. In the event that the Optionee dies while employed by the Company or within three (3) months after termination of such employment (or, if the Optionee is a non-employment director or consultant), the Opionee's vested Options may be exercised by the Optionee's estate or by he person who acquires the right to exercise such Option upon the Optionee's death by bequest or inheritance. Such exercise may occur at any time before the earlier of (i) one (1) year after the date of the Optionee's death or (ii) the expiration date of the Options.

         9. Cause. In the event that the Optionee's employment or other relationship with the Company is terminated for Cause, then the Optionee's right to exercise his or her vested Options and this Stock Option Agreement shall terminate simultaneously with such termination. For purposes hereof, "Cause" shall mean (i) the commission by Optionee of a felony involving moral turpitude,
(ii) the gross negligence, misconduct or the breach by Optionee of any statutory or common law duty of Optionee to the Company, or (iii) any other act, omission to act, statement or event which the Committee determines sufficient to constitute "Cause" hereunder or as it may announce from time to time.

         10. Nonvested Options. All nonvested Options will terminate immediately upon the Options's termination of employment or cessation of service as a non-employee director or consultant to the Company for any reason whatsoever, including death or disability.

         11. Nontransferability. The Options granted hereunder may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution or pursuant to a qualified domestic relations order, and such Options shall not be subject, in whole or in part, to execution, attachment or process.

         12. Professional Advice. The acceptance and exercise of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities law which may vary depending on the individual circumstances of the Optionee. Accordingly, Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisors in connection with this Agreement and his or her dealings with respect to the Options and/or the Common Stock. Without intending to limit the matters to be considered, the Optionee should consider whether upon the exercise of NSOs the Optionee should file an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code.


         13. Miscellaneous.

         (a) Definitions. Terms used in this Agreement which are defined in the Plan shall have the respective meanings set forth in the Plan.

         (b) No Right to Employment. This Agreement shall not confer upon the Optionee any right to continue in the employ or service of the Company or a subsidiary or to be entitled to any remuneration or benefits not set forth in this Agreement or the Plan nor interfere with or limit the right of the Company or a subsidiary to modify the term of or terminate the Optionee employee at any time.

         (c) Notice. Any notice or other communication required or permitted to be given under this Agreement must be given by personal delivery or by certified mail, return receipt requested, and addressed, if to the Committee or the Company, at the principal office of the Company, and, if to the Optionee, at the Optionee's last known address as set forth in the books and records of the Company.

         (d) Plan to Govern. This Agreement and the rights of the Optionee hereunder are subject to all of the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan.

         (e) Amendment. Subject to restrictions set forth in the Plan, the Company may from time to time suspend, modify or amend this Agreement. No suspension, modification or amendment of this Agreement may, without the consent of the Optionee, adversely affect the rights of the Optionee with respect to the Options granted pursuant to this Agreement.

         (f) Severability. In the event that any provision of this Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

         (g) Entire Agreement. This Agreement and the Plan contain all of the understandings between the Company and the Optionee concerning the Options granted under the Plan and supersede all prior agreements and understandings.

         (h) Governing Law. To the extent not preempted by Federal law, this Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

         The Company and the Optionee have executed this Agreement as of the Date of Grant set forth above.

MIDWAY AIRLINES CORPORATION        OPTIONEE:


By:
     Robert R. Ferguson III
     President and Chief Executive Officer

                 TRUST INDENTURE AND SECURITY AGREEMENT [N570ML]

                           Dated as of ______________

                                     between

                           MIDWAY AIRLINES CORPORATION

                                       and

                       THE FIRST NATIONAL BANK OF MARYLAND
                              as Indenture Trustee


          Covering One Canadair Regional Jet Model CL-600-2B19 Aircraft
                           Registration Number N570ML

                                TABLE OF CONTENTS





ARTICLE 1 - INTERPRETATION......................................................................................  1
         Section 1.01.     Definitions..........................................................................  1
         Section 1.02.     References...........................................................................  2
         Section 1.03.     Headings.............................................................................  2
         Section 1.04.     Appendices, Schedule and Exhibits....................................................  2

ARTICLE 2 - THE NOTES...........................................................................................  2
         Section 2.01.     Form of Notes........................................................................  2
         Section 2.02.     Issuance of Notes....................................................................  2
         Section 2.03.     Terms of the Notes...................................................................  2
         Section 2.04.     Authentication by the Indenture Trustee..............................................  4
         Section 2.05.     No Liability of Indenture Trustee....................................................  4
         Section 2.06.     Method of Payment....................................................................  4
         Section 2.07.     Application of Payments..............................................................  5
         Section 2.08.     Equally and Ratably Secured..........................................................  5
         Section 2.09.     Termination of Interest in Collateral................................................  5
         Section 2.10.     Transfer of Notes....................................................................  5
         Section 2.11.     Mutilated, Destroyed, Lost or Stolen Notes...........................................  6
         Section 2.12.     Payment of Transfer Taxes............................................................  7
         Section 2.13.     Notes in Respect of Replacement Aircraft.............................................  7
         [Section 2.14.    Withholding Taxes....................................................................  7
         Section 2.15.     Increased Costs......................................................................  7

ARTICLE 3 - SECURITY............................................................................................ 10
         Section 3.01.     Grant of Security Interest........................................................... 10

ARTICLE 4 - COVENANTS OF THE COMPANY............................................................................ 13
         Section 4.01.     Liens................................................................................ 13
         Section 4.02.     Possession, Operation and Use, Maintenance,
                                    Registration and Insignia................................................... 14
                                    (a)     Generally........................................................... 14
                                    (b)     Possession.......................................................... 14
                                    (c)     Operation........................................................... 19
                                    (d)     Maintenance......................................................... 20
                                    (e)     Registration........................................................ 21
                                    (f)     Insignia............................................................ 23


                                      -i-



         Section 4.03.     Inspection; Financial Information.................................................... 23
                                    (a)     Inspection.......................................................... 23
                                    (b)     Financial Information............................................... 24
         Section 4.04.     Replacement and Pooling of Parts; Alterations,
                                    Modifications and Additions; Substitution of Engines........................ 26
                                    (a)     Replacement of Parts................................................ 26
                                    (b)     Parts............................................................... 26
                                    (c)     Pooling or Parts Leasing............................................ 26
                                    (d)     Alterations, Modifications and Additions............................ 27
                                    (e)     Substitution of Engines............................................. 28
         Section 4.05.     Loss, Destruction or Requisition..................................................... 30
                                    (a)     Event of Loss with Respect to the Airframe.......................... 30
                                    (b)     Effect of Replacement............................................... 30
                                    (c)     Conditions to Airframe Replacement.................................. 31
                                    (d)     Non-Insurance Payments Received on Account
                                            of an Event of Loss................................................. 33
                                    (e)     Requisition of Use.................................................. 33
                                    (f)     Application of Payments During Existence of
                                            Material Potential Event of Acceleration or
                                            Event of Acceleration............................................... 34
                                    (g)     Notice of Damage.................................................... 34
         Section 4.06.     Insurance............................................................................ 34
                                    (a)     Public Liability and Property
                                            Damage Insurance.................................................... 34
                                    (b)     Insurance Against Loss or Damage to the
                                            Aircraft and Engines................................................ 35
                                    (c)     Additional Insureds; Loss Payment................................... 35
                                    [(d)    Deductibles and Self-Insurance...................................... 36
                                    (e)     Application of Hull Insurance Proceeds.............................. 37
                                    (f)     Insurance for Own Account........................................... 37
                                    (g)     Reports, etc........................................................ 38
                                    (h)     Tail Insurance...................................................... 38
         Section 4.07.     Filings.............................................................................. 39
         Section 4.08.     Corporate Existence.................................................................. 39
         Section 4.09.     Merger, Consolidation................................................................ 39
         Section 4.10.     Notice of Change of the Company's Chief Executive
                                    Office...................................................................... 40

ARTICLE 5 - RECEIPT, DISTRIBUTION AND APPLICATION
                  OF INCOME FROM THE COLLATERAL................................................................. 40
         Section 5.01.     Distribution of Principal, Breakage
                                    Costs and Interest.......................................................... 40

                                      -ii-



         Section 5.02.     Payments in Case of Prepayment....................................................... 41
         Section 5.03.     Payments during Continuance of
                                    Event of Acceleration....................................................... 41
         Section 5.04.     Funds Held by Indenture Trustee; Investments......................................... 43

ARTICLE 6 - REMEDIES OF THE INDENTURE TRUSTEE UPON
                  AN EVENT OF ACCELERATION...................................................................... 44
         Section 6.01.     Event of Acceleration................................................................ 44
         Section 6.02.     Remedies with Respect to Collateral.................................................. 47
                                    (a)     Remedies Available.................................................. 47
                                    (b)     Notice of Sale...................................................... 49
                                    (c)     Rescission of Default............................................... 49
                                    (d)     Waiver of Defaults.................................................. 49
         Section 6.03.     Remedies Cumulative.................................................................. 50
         Section 6.04.     Discontinuance of Proceedings........................................................ 50

ARTICLE 7 - DUTIES OF THE INDENTURE TRUSTEE..................................................................... 50
         Section 7.01.     Notice of Event of Acceleration;
                                    Action Upon Event of Acceleration........................................... 50
         Section 7.02.     Action Upon Instructions............................................................. 51
         Section 7.03.     Indemnification...................................................................... 51
         Section 7.04.     No Duties Except as Specified in
                                    Indenture or Instructions................................................... 52
         Section 7.05.     No Action Except Under Indenture
                                    or Instructions............................................................. 52

ARTICLE 8 - THE INDENTURE TRUSTEE............................................................................... 52
         Section 8.01.     Acceptance of Trusts and Duties...................................................... 52
         Section 8.02.     [Intentionally Omitted].............................................................. 53
         Section 8.03.     Absence of Duties.................................................................... 53
         Section 8.04.     No Representations or Warranties as to
                                    the Aircraft or Documents................................................... 53
         Section 8.05.     No Segregation of Moneys; No Interest................................................ 53
         Section 8.06.     Reliance; Agents; Advice of Counsel.................................................. 54
         Section 8.07.     Compensation and Expenses of Indenture Trustee....................................... 54

ARTICLE 9 - [RESERVED].......................................................................................... 55

ARTICLE 10 - SUCCESSOR INDENTURE TRUSTEE........................................................................ 55
         Section 10.01.    Resignation of Indenture Trustee;
                                    Appointment of Successor.................................................... 55
         Section 10.02.    Appointment of Separate Trustees..................................................... 56

                                     -iii-



ARTICLE 11 - SUPPLEMENTS AND AMENDMENTS TO THIS
                  INDENTURE AND OTHER DOCUMENTS................................................................. 58
         Section 11.01.    Supplemental Indentures Without
                                    Consent of Noteholders...................................................... 58
         Section 11.02.    Indenture Trustee Protected.......................................................... 59
         Section 11.03.    Requirement of Substance, Not Form................................................... 59
         Section 11.04.    Documents Mailed to Noteholders...................................................... 60

ARTICLE 12 - MISCELLANEOUS...................................................................................... 60
         Section 12.01.    Termination of Indenture............................................................. 60
         Section 12.02.    No Legal Title to Collateral in Noteholder........................................... 60
         Section 12.03.    Sale of Aircraft by Indenture Trustee is Binding..................................... 60
         Section 12.04.    Further Assurances................................................................... 60
         Section 12.05.    No Representations or Warranties as
                                    to Aircraft or Note Purchase Documents...................................... 61
         Section 12.06.    Indenture and Notes for Benefit of
                                    Indenture Trustee and Noteholders Only...................................... 61
         Section 12.07.    Section 1110 of the Bankruptcy Code.................................................. 62
         Section 12.08.    Notices.............................................................................. 62
         Section 12.09.    Separate Counterparts................................................................ 62
         Section 12.10.    Successors and Assigns............................................................... 63
         Section 12.11.    Governing Law........................................................................ 63
         Section 12.12.    Normal Commercial Relations.......................................................... 63
         Section 12.13     Severability......................................................................... 63
         Section 12.14.    No Oral Modifications or Continuing Waivers.......................................... 63
         Section 12.15.    Headings............................................................................. 64
         Section 12.16.    Cross-Collateralization...............................................................64

Appendix A        Definitional Appendix
Annex A  Form of Note
Annex B  Form of Indenture Supplement
Annex C  Amortization Schedule
Annex D  Country List for Re-registration; Leasing
Annex E  Country List for Pooling


                                      -iv-




                 TRUST INDENTURE AND SECURITY AGREEMENT [N570ML]


                  This TRUST INDENTURE AND SECURITY AGREEMENT [N570ML], dated as of __________________ (this "Indenture"), between MIDWAY AIRLINES CORPORATION, a
Delaware corporation (the "Company"), and THE FIRST NATIONAL BANK OF MARYLAND, a national banking association (the "Indenture Trustee"), as Indenture Trustee hereunder and any successor appointed in accordance with the terms hereof.

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Indenture Trustee and the Initial
Lender have entered into the Note Purchase Agreement, pursuant to which the Initial Lender has agreed to purchase the Initial Lender's Note from the Company in an aggregate amount equal to the Loan by paying the Purchase Price therefor, and the Company has agreed to issue and deliver pursuant to this Indenture such Note to the Initial Lender, and the Company shall use the proceeds from the purchase of such Note to refinance the interim indebtedness incurred in connection with the acquisition of the Aircraft; and

                  WHEREAS, the Company desires by this Indenture, among other things, (i) to issue and deliver to the Initial Lender such Note and (ii) to grant to the Indenture Trustee a Lien on the Collateral in accordance with the terms hereof, in trust, as security for the Secured Obligations, for the equal and ratable benefit and security of the Noteholders; and

                  WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Company and the Indenture Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

                  NOW, THEREFORE, to secure the Secured Obligations, it is hereby covenanted and agreed by and between the parties hereto as follows:



ARTICLE 1 - INTERPRETATION

                  Section 1.01.        Definitions

                  Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Indenture for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A.





                  Section 1.02.        References

                  References in this Indenture to sections, paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Indenture unless otherwise specified.

                  Section 1.03.        Headings

                  The headings of the various sections, paragraphs and clauses of this Indenture and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms of provisions hereof.

                  Section 1.04.        Appendices, Schedule and Exhibits

                  The appendices, schedules and exhibits hereto are part of this Indenture.


                              ARTICLE 2 - THE NOTES

                  Section 2.01.        Form of Notes

                  (a) The Notes shall be substantially in the form set forth as Annex A.

                  Section 2.02.        Issuance of Notes

                  (a) Subject to the satisfaction or waiver by the Initial
Lender of the conditions precedent contained in Article 3 of the Note Purchase
Agreement, on the Closing Date the Initial Lender shall purchase and the Company shall execute and deliver the Initial Lender's Note in accordance with Article 2 of the Note Purchase Agreement. The Initial Lender's Note shall be duly authenticated by the Indenture Trustee, dated the Closing Date, and designated as having been issued in connection with the Aircraft. The Initial Lender's Note shall be payable to the Initial Lender. The Company shall furnish to the Indenture Trustee a copy of each Note issued pursuant to the provisions of this Indenture.

                  (b) The aggregate principal amount of the Notes issued hereunder shall be paid in accordance with the amortization schedule attached hereto as Annex C. The Notes shall mature on August 5, 2014.

                  Section 2.03.        Terms of the Notes

                  (a) The Notes shall bear interest on the principal amount thereof from time to time outstanding at a rate of 6.932% per annum computed on the basis of a 360-day year comprising


                                      -2-

twelve 30-day months. Such interest shall be payable on each Payment Date.
Interest shall accrue from and including the Closing Date to but excluding the first Payment Date, and thereafter from and including each Payment Date to but excluding the following Payment Date. Each Note shall bear interest at the Overdue Rate on any part of the principal amount thereof, interest or Breakage
Costs, if any, and any other amounts due to any Noteholder which is not paid when due (whether at stated maturity, by acceleration or otherwise) for any period during which the same shall be overdue.

                  (b) Unless a Replacement Airframe and Replacement Engines are substituted for the Airframe and Engines suffering an Event of Loss in accordance with Section 4.05, the Notes shall be prepaid in whole but not in part by the Company in connection with an Event of Loss with respect to the Aircraft as and when provided in Section 4.05(a) at a price, in addition to any other amounts payable to the Noteholders or any other Indemnified Person under the Note Purchase Documents, equal to the aggregate unpaid principal amount thereof, together with accrued but unpaid interest thereon to but not including the date of payment, but without Breakage Costs.

                  (c) The Notes may be prepaid in whole but not in part (except in the case of a prepayment which occurs after a Noteholder has requested the payment of (x) any Increased Costs pursuant to Section 2.14(a) or (y) any amounts pursuant to Article 6 of the Note Purchase Agreement in respect of withholding Taxes, in which case such prepayment, if elected to be made by the Company, shall be in respect of only the Notes held by the Noteholder making such request) by the Company on any Prepayment Date on or after the fifth anniversary of the Closing Date (except in the case of any prepayment which occurs after a Noteholder has requested the payment of (x) any Increased Costs pursuant to Section 2.14(a) or (y) any amounts pursuant to Article 6 of the Note
Purchase Agreement in respect of withholding Taxes, in which case such prepayment may be at any time with respect to the Notes held by the Noteholder making such request) upon at least thirty (30) days' prior irrevocable notice from the Company to the Indenture Trustee, at a price in addition to any other amounts payable to the Noteholders or any other Indemnified Person under the Note Purchase Documents, equal to the aggregate unpaid principal amount thereof, together with accrued but unpaid interest thereon to but not including the date of payment, plus in the case of each Note, Breakage Costs, if any.

                  (d) The Indenture Trustee shall give prompt notice of any prepayment of the Notes to all Noteholders as soon as the Indenture Trustee shall have received written notice from the Company of its intention to prepay the Notes, which notice shall specify the date fixed for prepayment, which date shall be not less than five (5) Business Days after the date of such notice from the Indenture Trustee.

                  (e) The Company shall have no right to prepay the principal amount of the Notes, in whole or in part, or purchase the Notes except as permitted by Sections 2.03(b) and (c).

                  The Notes shall be executed on behalf of the Company by one of its authorized officers. Notes bearing the signatures of individuals who were at any time the proper officers of the


                                      -3-

Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the respective dates of such Notes. Each Note issued hereunder shall be dated the Closing Date.

                  Section 2.04.        Authentication by the Indenture Trustee

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless it shall have been authenticated by or on behalf of the Indenture Trustee by manual signature of one of its authorized officers and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  Section 2.05.        No Liability of Indenture Trustee

                  Each Noteholder, by its acceptance of a Note, agrees that the Indenture Trustee is not and shall not be personally liable to such Noteholder for any amount payable under such Note or this Indenture or, except as expressly provided in the Note Purchase Agreement or this Indenture, for any liability under the Note Purchase Agreement or this Indenture.

                  Section 2.06.        Method of Payment

                  The principal, interest and Breakage Costs, if any, in respect of each Note and all other Obligations will be payable by the Company no later than 1:00 p.m. (New York City time) on the date due in Dollars by wire transfer in immediately available funds to the account of the Indenture Trustee set forth on Schedule I to the Note Purchase Agreement (or such other office or such other account of Indenture Trustee in the continental United States as the Indenture
Trustee shall direct in a written notice to the Company at least ten (10)
Business Days prior to the date such payment is due). The Indenture Trustee will pay, or cause to be paid (if payment is received from the Company by 2:00 p.m.
(New York City time)), on the same day as so received and otherwise by 11:00 a.m. on the next Business Day) (x) to the Initial Lender at the account specified in Schedule I to the Note Purchase Agreement and (y) to any other
Noteholder at such account or accounts at such financial institution or institutions as such Noteholder shall have designated to the Indenture Trustee in writing, all amounts payable by the Company hereunder to such holder or a nominee thereof by transferring by wire transfer in immediately available funds to such account or accounts the amount to be distributed to such Noteholder, without any presentment or surrender of any Note, except that a Noteholder shall surrender such Note to the Indenture Trustee for delivery to the Company for cancellation upon payment in full of the principal amount of and interest on such Note, Breakage Costs, if any, and such other amounts payable to such Noteholder under the Note Purchase Documents.


                                      -4-

                  Whenever the date scheduled for any payment to be made hereunder or under any Note shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding
Business Day with the same force and effect as if made on such scheduled date and no interest shall accrue on the amount of such payment from and after such scheduled date if such payment is made on such next succeeding Business Day.

                  Section 2.07.        Application of Payments

                  Each payment of principal, interest and Breakage Costs due in respect of each Note shall, except as otherwise expressly provided herein, be applied, first, to the payment of Breakage Costs, if any, and interest on such Note (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable thereunder) due thereunder, second, to the payment of the principal of such Note then due and third, the balance, if any, remaining thereafter, to the payment of the principal of such Note remaining unpaid (provided that such Note shall not be subject to prepayment without the consent of the affected Noteholder except as permitted by Sections
2.03(b) and (c)). The amounts paid pursuant to clause third above shall be applied to the installments of principal of such Note in inverse order of maturity. Any payment of amounts other than principal, interest and Breakage
Costs in respect of each Note shall be paid by the Indenture Trustee directly to the Noteholder entitled thereto.

                  Section 2.08.        Equally and Ratably Secured

                  All Notes at any time outstanding under this Indenture shall be equally and ratably secured hereby without preference, priority or distinction on account of the date or dates or the actual time or times of the issue or maturity of such Notes so that all Notes at any time issued and outstanding hereunder shall have the same rights, Liens and preferences under and by virtue of this Indenture.

                  Section 2.09.        Termination of Interest in Collateral

                  A Noteholder shall have no further interest in, or other right with respect to, the Collateral when and if the principal amount of and interest on all Notes held by such Noteholder and all other Obligations of the Company to such Noteholder and any Indemnified Person related to such Noteholder shall have been paid in full.

                  Section 2.10.        Transfer of Notes.

                  The Indenture Trustee shall maintain at its corporate trust administration office a register for the purpose of registering transfers and exchanges of Notes (the "Register"). A Noteholder intending to transfer such Note to a new payee, or to exchange any Note or Notes held by it for a Note or Notes of a different denomination or denominations, may surrender such Note or Notes to the Indenture Trustee at such principal corporate trust administration office of the Indenture


                                      -5-

Trustee, together with a written request from such Noteholder for the issuance of a new Note or Notes, specifying the denomination or denominations of the same, and, in the case of a surrender for registration of transfer, the name and address of the transferee or transferees. Within five (5) Business Days after receipt of such documents, the Company will issue, and the Indenture Trustee will authenticate, a new Note or Notes, in the same aggregate principal amount then outstanding, bearing the same interest rate and with the same payment schedule and the same maturity as the Note or Notes surrendered, in such denomination or denominations and payable to such payee or payees as shall be specified in the written request from such Noteholder. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. The Indenture Trustee shall make a notation on each new Note or Notes of the amount of all payments or prepayments of principal and interest previously made on the old Note or Notes with respect to which such new Note or Notes is or are issued.

                  Prior to the due presentment for registration of transfer of a Note, the Company and the Indenture Trustee may deem and treat the registered
Noteholder of such Note as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes and shall not be affected by any notice to the contrary.

                  The Indenture Trustee will promptly notify the Company of each request for a registration of transfer of any Note.

                  From time to time, the Indenture Trustee will provide the Company with such information as it may request as to the name and address of the registered Noteholders.

                  Section 2.11. Mutilated, Destroyed, Lost or Stolen Notes

                  If any Note shall become mutilated, destroyed, lost or stolen, the Company shall, upon the written request of the Noteholder of such Note, issue, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Note, payable to the same Noteholder in the same principal amount, with the same final maturity date, bearing the same interest rate and dated the same date as the Note so mutilated, destroyed, lost or stolen. If the Note being replaced has become mutilated, such Note shall be surrendered to the Indenture Trustee and forwarded to the Company by the Indenture Trustee. If the Note being replaced has been destroyed, lost or stolen, the Noteholder of such Note shall furnish to the Company and the Indenture Trustee such security and/or indemnity as may be reasonably required by them to save the Company and the Indenture Trustee harmless from any cost, expense, damage, loss and liability resulting therefrom, and evidence satisfactory to the Company and the Indenture
Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

                                      -6-

                  The Indenture Trustee will promptly cancel and destroy all Notes surrendered for transfer, exchange or replacement pursuant to Section 2.10 or this Section 2.11.

                  Section 2.12.        Payment of Transfer Taxes

                  Prior to the transfer of any Note or Notes pursuant to Section
2.10, the Company or the Indenture Trustee may require from the party requesting such new Note or Notes payment of a sum to reimburse the Company or the Indenture Trustee for, or to provide funds for the payment of, any tax or other governmental charge in connection with such transfer.

                  Section 2.13.        Notes in Respect of Replacement Aircraft

                  Upon the execution and delivery of an Indenture Supplement covering a Replacement Aircraft, each Note issued in connection with the Aircraft being replaced shall be deemed to have been issued in connection with such Replacement Aircraft and each Note issued thereafter upon a transfer or exchange of, or as a replacement for, a Note, shall be designated as having been issued in connection with such Replacement Aircraft.

                  Section 2.14.        Withholding Taxes

                  The Indenture Trustee agrees, to the extent required by Applicable Law, to withhold from each payment due under any Note, applicable withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under Applicable Law. The Indenture Trustee shall promptly furnish to the affected
Noteholder (but in no event later than the date thirty (30) days after the due date thereof) a U.S. Treasury Form 1042S and such other form reasonably required by the affected Noteholder (or similar forms as at any relevant time in effect), indicating payment in full of any Taxes withheld from any payments by the Indenture Trustee to such Noteholder together with all such other information and documents reasonably requested by such Noteholder and necessary or appropriate to enable such Noteholder to substantiate a claim for credit or deduction with respect thereto for income tax purposes of the country where such Noteholder is located. Each Noteholder shall be responsible for delivering to the Indenture Trustee from time to time such certificates, statements or other documents which may be required by law to evidence such Noteholder's entitlement to exemption from or reduction in rate of United States Federal income tax with respect to payments under any Note pursuant to any Applicable Law on a payment to a Noteholder.

                  Section 2.15. Increased Costs. (a) If the enactment, adoption or promulgation, after the Closing Date, of any applicable law or regulation or any change, after the Closing Date, in any applicable law, rule, regulation, guidance or ruling or any exceptions thereto (or any applicable published change, after the Closing Date, in the interpretation thereof (whether or not having force or law) or any compliance by a Noteholder with any request from such authority


                                      -7-

(provided that the observance thereof is in accordance with the reasonable practice of lenders in the country concerned)) of general applicability by any governmental, fiscal, monetary or other authority charged with the administration or application thereof (in each of the foregoing cases which is binding upon such Noteholder, in any applicable jurisdiction for purposes of funding or maintaining any Note or the participation by such Noteholder in the transactions contemplated hereby and by the Note Purchase Documents), shall:

                           (i) impose, modify, or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal
         Reserve System, but excluding any such requirement with respect to which such Noteholder is entitled to compensation during the relevant interest period and excluding any regulatory change the effect of which is the implementation of the Basle Accord as in effect on the date hereof) against deposits with, or credit extended by, such Noteholder by reason of the funding or maintaining of its Note;

                           (ii) impose, modify or deem applicable a capital adequacy requirement which such Noteholder can establish has the effect of increasing the amount of capital required to be maintained by such Noteholder, but only to the extent that such increase is directly attributable and allocable to such Noteholder's obligations to fund and maintain its Note; or

                           (iii) impose, modify or deem applicable any tax (not excluded from indemnification under Article 6 of the Note Purchase
         Agreement), or other governmental, monetary or other charge or other condition which in each case is in the nature of such reserve, special deposit or similar requirement;

and the result of any of the foregoing shall be to increase in the aggregate and by a material amount the costs to such Noteholder, but only to the extent that such increase is directly attributable and allocable to funding and maintaining the Notes (any such reserve, special deposit, similar requirement, tax or other governmental, monetary or other charge or condition or capital adequacy cost hereinafter collectively referred to as an "Increased Cost") and provided, that in assessing the effect of such enactment, adoption or change or condition and determining such Increased Cost, such Noteholder shall evaluate and apply the requirements in respect of its Notes hereunder in a manner which is no less favorable to the Company than, and shall not discriminate in such evaluation and application in relation to, and with respect to clauses (i) or (iii) above, the other deposits with or credit extended by the Noteholder involving any other
Persons, and with respect to clause (ii) above, comparable funding obligations held by the Noteholder of the same type and category involving other Persons, then the Noteholder shall promptly provide the Company with written notice of such event giving rise to such Increased Cost. Such notice shall be accompanied by an officer's certificate describing in reasonable detail (a) the events giving rise to such Increased Cost, (b) the basis for determining and allocating such Increased Cost with respect to the Notes held by such Noteholder and a statement to the effect that the determination for such Increased Costs in connection with its


                                      -8-

obligations under this transaction has been made in a manner that does not discriminate against the Company, and (c) a good faith estimate of the amount expected to be incurred by the Noteholder (such estimate to set out in reasonable detail the basis on which it has been prepared).

         Within thirty (30) days of the receipt of an invoice for Increased Cost incurred following (or accompanying such notice), the Company shall remit the amount due to such Noteholder.

         Notwithstanding any of the provisions hereof, such Noteholder shall not be entitled to serve notice to cause a payment of Increased Cost if (i) the Noteholder (or any office, branch or affiliate thereof) incurred the relevant
Increased Cost as a result of the Noteholder's (or any office, branch or affiliate thereof) having acted in a manner contrary to, or failed to act in a manner required by, the Applicable Laws or (ii) the relevant Increased Cost was imposed with respect to the period prior to receipt by the Company of the notice with respect thereto pursuant to the first paragraph of this Section.

                  (b) Upon the receipt of any notice of Increased Cost, the Noteholder and the Company shall consult in good faith and each shall use its reasonable best efforts to avoid or mitigate the amount of any Increased Cost, including without limitation, by assigning the rights and obligations of the Noteholder hereunder (if other than the Initial Lender) to another office, branch, subsidiary or affiliate of the Noteholder or by selling or transferring the rights, interests and obligations of the Noteholder hereunder or under any other Note Purchase Document to another bank, financial or lending institution, subject to the terms hereof, that would not be subject to any such Increased
Cost, provided that the Noteholder shall not be required to take such action to avoid or mitigate such Increased Cost hereunder if such action would result in any economic, legal or regulatory disadvantage, or any adverse tax consequence to the Noteholder (other than (i) economic disadvantage for which the Company agrees to indemnify the Noteholder on an After-Tax Basis and in a manner reasonably acceptable to the Noteholder, or (ii) adverse tax consequences for which the Company agrees to indemnify the Noteholder on an After-Tax Basis and in a manner reasonably acceptable to the Noteholder).

                  (c) The Company shall not be required to make payments under this Section to any Noteholder if (i) a claim hereunder arises through circumstances peculiar to such Noteholder and which do not affect commercial lenders in the same jurisdiction generally, (ii) the claim arises out of a voluntary relocation by such Noteholder of its lending office, (iii) such Noteholder is not also seeking indemnification against similar increased costs, to the extent it is entitled to do so, in transactions with substantial borrowers (it being agreed that an officer's certificate to the contrary from any such Noteholder shall constitute conclusive evidence of such fact), (iv) a claim is directly attributable to any corresponding claim for Increased Cost which is made on such Noteholder by any Person which has funded such Noteholder's purchase of its Notes or (v) such Noteholder is the Initial Lender.

                                      -9-

                              ARTICLE 3 - SECURITY

                  Section 3.01.        Grant of Security Interest

                  The Company, in order to secure the equal and ratable payment when due of the principal of, and interest and Breakage Costs, if any (including interest on all past due amounts of principal, interest and Breakage Costs, if any), upon, all Notes from time to time outstanding hereunder, and to secure the payment of all other Obligations and all Other Obligations and the performance and observance by the Company of all the agreements, covenants and provisions contained in the Note Purchase Documents and the Other Note Purchase Documents on its part to be performed or observed for the benefit of the Noteholders and the Other Noteholders (the "Secured Obligations"), and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Notes by the holders thereof, and of the sum of $___ paid to the Company by the Indenture Trustee at or before the Closing Date, the receipt of which is hereby acknowledged, does hereby mortgage, bargain, sell, transfer, convey, confirm, assign, pledge, hypothecate and grant unto the Indenture Trustee, as Indenture
Trustee under this Indenture and under the Other Indentures, its successors in trust and assigns, for the security and benefit of the Noteholders and the Other
Noteholders as aforesaid forever, a continuing first priority security interest in, and first priority mortgage lien on, all and singular the following described properties, rights, interests and privileges whether now or hereafter acquired (hereinafter sometimes referred to as the "Collateral"):

                  (a) All right, title and interest of the Company in and to the Airframe and Engines (as more specifically described in Annex A to the Indenture
Supplement), each of which Engines is of 750 or more rated takeoff horsepower or the equivalent of such horsepower, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other aircraft, together with all accessories, equipment, parts and appurtenances appertaining or attached to the Airframe and Engines, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines and all records, logs, manuals and other documents at any time maintained with respect to the foregoing;

                  (b) All right, interest, claims and demands of the Company in, to and under the Purchase Agreement and the Engine Warranty to the extent the same relate to continuing rights of the Company in respect of any warranty, express or implied, as to title, materials, workmanship, design or patent infringement with respect to the Airframe or the Engines and to any service life policy, aircraft or engine performance guarantee and indemnity provisions with respect to the Airframe or the Engines together with all rights, powers, privileges, options and other benefits of the Company thereunder with respect to the Airframe or the Engines, including, without limitation, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, to take such action upon the occurrence of a default thereunder, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the Company is or may be


                                      -10-

entitled to do thereunder reserving to the Company, however, (i) all of the Company's rights and interests in and to the Purchase Agreement and the Engine
Warranty as and to the extent that the same relate to aircraft other than the Aircraft or engines other than the Engines, and (ii) with respect to the Aircraft and the Engines so long, and only so long, as Manufacturer or the Engine Manufacturer, as the case may be, shall not have received notice from the Indenture Trustee that an Event of Acceleration has occurred and is continuing and the Indenture Trustee has declared the Indenture to be in default (except such declaration shall not be required if an Event of Acceleration described in
Section 6.01(e), (f) or (g) has occurred and is continuing) and until Manufacturer or the Engine Manufacturer, as the case may be, has received notice from the Indenture Trustee that such Event of Acceleration has been cured or waived, the right to demand, accept and retain all rights in and to all property, data and services which Manufacturer or the Engine Manufacturer, as the case may be, is obligated to provide or does provide pursuant to the Purchase Agreement or the Engine Warranty, as the case may be;

                  (c) all estate, right, title and interest of the Company in, to and under the Bill of Sale, the FAA Bill of Sale and any Permitted Lease
(including, without limitation, upon the occurrence and during the continuance of an Event of Acceleration and after the Indenture Trustee has declared the Indenture to be in default (except such declaration shall not be required if an Event of Acceleration described in Section 6.01(e), (f) or (g) has occurred and is continuing), all rights to amounts paid or payable to the Company thereunder and all rights to enforce such payments) and including all rights of the Company to execute any election or option or to give any notice, consent, waiver or approval under or in respect thereof and to do any and all other things which the Company is or may be entitled to do thereunder;

                  (d) all tolls, rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture (it being understood that revenues earned for the carriage of persons, property or mail are not such proceeds) including all payments or proceeds payable to the Company with respect to the Aircraft as the result of the sale or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part thereof;

                  (e) All right, title and interest of the Company in and to all proceeds with respect to the requisition of title to the Aircraft or any part thereof, and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Company and not required under Section 4.06;

                  (f) All moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Indenture Trustee by or for the account of the Company pursuant to any term of any Note Purchase
Document and held or required to be held by the Indenture Trustee hereunder; and

                  (g)      all proceeds of the foregoing;

                                      -11-

PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this
Section 3.01, so long as no Event of Acceleration shall have occurred and be continuing, the Company shall have the right, to the exclusion of the Indenture
Trustee, (a) to quiet enjoyment of the Airframe and Engines, and to possess, use, retain and control the Airframe and Engines and all revenues, income and profits derived therefrom, and (b) with respect to the Purchase Agreement, to exercise in the Company's name all rights and powers of the buyer under the Purchase Agreement and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity under the Purchase Agreement; and provided further that, notwithstanding the occurrence and continuation of an Event of Acceleration, the Indenture Trustee shall not enter into any amendment of the Purchase Agreement which would increase the obligations of the Company thereunder;

          TO HAVE AND TO HOLD the Collateral unto the Indenture Trustee, its successors and assigns, forever, IN TRUST, upon the terms and trust herein set forth, for the benefit, security and protection of the Noteholders; provided always, however, that these presents are upon the express condition that if the Company shall pay or cause to be paid all the Obligations and shall observe, keep and perform all the terms and conditions, covenants and agreements herein and in the other Note Purchase Documents, then these presents and the estate hereby granted and conveyed shall cease and this Indenture shall become null and void except as otherwise provided in Section 7.2 of the Note Purchase Agreement and except to the extent monies are distributable under clauses sixth and seventh of Section 5.03; otherwise this Indenture shall remain in full force and effect.

                  It is expressly agreed that anything herein to the contrary notwithstanding, the Company shall remain liable under the Purchase Agreement to perform all of its obligations thereunder, and neither the Indenture Trustee nor any Noteholder shall have any obligation or liability under any thereof by reason of or arising out of the assignment hereunder, nor shall the Indenture
Trustee or any Noteholder be required or obligated in any manner to perform or fulfill any obligations of the Company under or pursuant to the Purchase
Agreement, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim or take any action to collect or enforce the payment of any amount which may have been assigned to it or to which it may be entitled at any time or times. The Company agrees that it will not enter into any agreement that would amend, modify, supplement, rescind, cancel or terminate the Purchase Agreement in respect of the Aircraft without the prior written consent of the Indenture Trustee, to the extent any such amendment, modification, supplement, recision, cancellation or termination would have an adverse effect on the Indenture Trustee or the Noteholders.

                  The Company does hereby irrevocably constitute and appoint the Indenture Trustee the true and lawful attorney of the Company (which appointment is coupled with an interest) with full power of substitution (in the name of the Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for money (in each case including insurance and requisition proceeds) due and to become due under or arising out of the


                                      -12-

Purchase Agreement and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding which the Indenture Trustee may deem to be necessary or advisable in the premises and to grant sub-powers of attorney; provided that, the Indenture Trustee shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Acceleration.

                  The Company hereby agrees that promptly on receipt thereof, except as otherwise expressly provided in the Note Purchase Documents, the Company will transfer to the Indenture Trustee any and all moneys from time to time received by the Company constituting part of the Collateral (and prior to such transfer, shall be held by the Company in trust for the benefit of the Indenture Trustee), for distribution by the Indenture Trustee pursuant to this Indenture.


                      ARTICLE 4 - COVENANTS OF THE COMPANY

                  Section 4.01.     Liens.

                  The Company shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral or title thereto or any interest therein except:

                           (a) the Lien of this Indenture and the rights of the
                  parties under the other Note Purchase Documents;

                           (b) the rights of others under agreements or
                  arrangements to the extent expressly permitted by Sections
                  4.02(b) and 4.04(c);

                           (c) Liens for taxes of the Company either not yet due
                  or being contested in good faith by appropriate proceedings
                  (and for which adequate reserves have been provided in accordance with generally accepted accounting principles), so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of any of the Collateral;

                           (d) suppliers', mechanics', workmen's, repairmen's,
                  employees', airport operators', air traffic control authorities' or other like Liens arising in the ordinary course of the Company's business for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings (and for which adequate reserves have been provided in accordance with generally accepted accounting principles), so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of any of the Collateral;

                                      -13-

                           (e) Liens arising from judgments or awards against
                  the Company with respect to which an appeal or proceeding for review is being prosecuted in good faith and with respect to which at the time there shall have been secured a stay of execution so long as such proceedings do not involve a material danger of the sale, forfeiture or loss of any of the Collateral;

                           (f)      Lender Liens;

                           (g) salvage and similar rights of insurers under
                  policies of insurance maintained with respect to the Aircraft;
                  and

                           (h) any other Lien with respect to which the Company
                  shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Indenture Trustee.

Liens described in clauses (a) through (h) above are referred to herein as "Permitted Liens." The Company shall promptly, at its own cost and expense, take such action as may be necessary to duly discharge any Lien other than a Permitted Lien arising at any time.

                  Section 4.02. Possession, Operation and Use, Maintenance,
Registration and Insignia

                  (a) Generally. Except as otherwise expressly provided herein, the Company shall be entitled to operate, use, locate, employ or otherwise utilize or not utilize the Airframe, Engines and Parts in any lawful manner or place in accordance with the Company's business judgment.

                  (b) The Company shall not lease, or otherwise in any manner deliver, relinquish or transfer possession of the Airframe or an Engine to any Person or install an Engine, or permit an Engine to be installed, on any airframe other than the Airframe, without the prior written consent of the Indenture Trustee, provided, however, that so long as (w) only in the case of clause (ix) below, no Material Potential Event of Acceleration shall have occurred and be continuing, (x) no Event of Acceleration shall have occurred and be continuing, (y) the action to be taken shall not deprive the Indenture
Trustee of the first priority Lien of the Indenture on the Airframe or any Engine and (z) the Company shall continue to comply with all of the requirements of this Indenture, the Company may, without the prior consent of the Indenture
Trustee:

                           (i) enter into a charter or wet lease or other
                  similar arrangement under which the Company has operational control of the Airframe and any Engines installed thereon in the ordinary course of the Company's business (which shall not be considered a transfer of possession hereunder), provided that (x) the Company will remain primarily liable for the performance of all terms of this Indenture and the other Note
                  Purchase Documents and the Company's obligations under this Indenture


                                      -14-

                  and the other Note Purchase Documents shall continue in full force and effect and notwithstanding any such charter or wet lease or other similar arrangement and (y) the transferee's rights shall be expressly subject and subordinate to the rights of the Indenture Trustee under the Note Purchase
                  Documents to the same extent as if such transferee had been a Permitted Lessee;

                           (ii) deliver possession of the Airframe or any Engine
                  to the manufacturer thereof or to any organization for testing, service, repair, maintenance, overhaul work or other similar purposes on the Airframe or such Engine or for alterations or modifications of or additions to the Airframe or such Engine, to the extent required or permitted by the terms of this Indenture;

                           (iii) subject the Airframe and any Engines installed
                  thereon to interchange agreements or an Engine to interchange or pooling agreements or arrangements, in each case that are applicable to other similar property owned by or leased to the Company and are customary in the airline industry and entered into by the Company in the ordinary course of its airline business with any Permitted Air Carrier, provided, that (A) no such agreement or arrangement shall under any circumstance result in, contemplate or require the transfer of title to the Aircraft or Airframe or any Engine or terminates or impairs the first priority Lien of the Indenture on the Airframe or any Engine; (B) if the Company's title to the Airframe or any Engine shall be divested or the first priority Lien of the Indenture therein shall be terminated or impaired under or by reason of any such agreement or arrangement (no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien), such divestiture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine, as the case may be, and the Company shall comply with Section 4.04(e) or 4.05, as the case may be, in respect thereof; and (C) with respect to any interchange agreement involving the Airframe, the Airframe shall not be out of the Company's possession for more than one week (unless such longer time period is consented to by the Indenture
                  Trustee, which consent shall not be unreasonably withheld or delayed)

                           (iv) install an Engine on an airframe owned by the
                  Company, leased to the Company or owned or purchased by the Company subject to a conditional sale or other security agreement free and clear of all Liens, except (A) Permitted
                  Liens, (B) those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the aircraft as an entirety), and (C) those created by the rights of other air carriers under normal interchange or pooling agreements or arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon, provided that the first priority Lien of the Indenture on such Engine


                                      -15-

                  shall not be terminated or impaired as a result thereof (no such termination or impairment being deemed to arise as a result of the existence of any Permitted Lien);

                           (v) install an Engine on an airframe owned by the
                  Company, leased by the Company or purchased by the Company subject to a conditional sale or other security agreement under circumstances where clause (iv) above is not applicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and the Company shall comply with Section 4.04(e);

                           (vi) transfer possession of the Airframe or Engine to
                  the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as established and administered pursuant to Executive Order 11490 as amended, as superseded by United States Executive Order No.
                  12656) or any similar or substitute program so long as the Company shall promptly notify the Indenture Trustee upon transferring possession of the Airframe or any Engine to the United States of America or any agency or instrumentality thereof pursuant to such program and provide the Indenture
                  Trustee with the name and address of the Contracting Office
                  Representative for the Military Aircraft Command of the United
                  States Air Force to whom notice must be given in the event the Indenture Trustee desires to give notice as provided in
                  Section 6.02;

                           (vii) transfer possession of the Airframe or any
                  Engine or to a foreign government when required by Applicable
                  Law in the circumstances referred to in clause (e) of the definition of an Event of Loss (it being understood that nothing in this clause (vii) shall relieve the Company from its obligations under Section 4.05 if such transfer becomes an Event of Loss);

                           (viii) transfer possession of the Airframe or any
                  Engine to the United States of America or any instrumentality or agency thereof if backed by the full faith and credit of the government of the United States of America pursuant to a lease, contract or other instrument; and

                           (ix) subject to the provisions of the immediately
                  following paragraph, enter into a lease with respect to any Engine or the Airframe and Engines or engines then installed on the Airframe to any Permitted Lessee which is not at the time such lease is entered into subject to bankruptcy, reorganization or insolvency proceedings; provided that (A) in the case only of a lease to a foreign air carrier, the Indenture Trustee receives at the time of such lease an opinion of counsel to the Company (which counsel shall be reasonably satisfactory to the Indenture Trustee), in form and substance reasonably satisfactory to the Indenture Trustee, to the effect that (i) all necessary filings (if any) have been made and necessary actions (if any) have been taken in order to protect the first priority security interest (subject to Permitted Liens)


                                      -16-

                  of the Indenture Trustee in and to the Aircraft while in such jurisdiction and (ii) there shall exist no possessory rights in favor of the Company (or such Permitted Lessee) or any third party, including any government or instrumentality thereof, more restrictive than existing in the United States
                  (other than immaterial differences in procedures of enforcement), which would, upon bankruptcy or other default by the Company (or such Permitted Lessee) prevent or delay beyond the probable recovery time under the then existing laws of the United States the return of the Aircraft to the Indenture
                  Trustee in accordance with and when permitted by the terms of this Indenture upon the exercise by the Indenture Trustee of its remedies hereunder and there is no adverse effect under the laws of such country to the enforceability (other than immaterial differences in procedures of enforcement) of the material rights and remedies of the Indenture Trustee provided for herein and under the other Note Purchase Documents (it being understood that, in the absence of restrictions similar to those imposed under Sections 362 and 363 of the Bankruptcy
                  Code, rights and remedies similar to those available under
                  Section 1110 of the Bankruptcy Code are not required); (B) the Indenture Trustee receives evidence that: (1) all necessary governmental approvals required for the Airframe or any Engine or engine, as the case may be, to be imported and, to the extent reasonably obtainable and reasonably requested, exported from the applicable country of domicile upon repossession of such leased equipment by the Indenture Trustee shall have been obtained prior to commencement of any such lease and any exchange permits necessary to allow all rent and other payments provided for under such lease to be paid to the Indenture Trustee after the occurrence of an Event of Acceleration and after the Indenture Trustee has declared the Indenture to be in default (except such declaration shall not be required if an Event of Acceleration described in Section
                  6.01(e), (f) or (g) has occurred and is continuing) shall be in full force and effect prior to the commencement of any such lease; and (2) the insurance requirements of Section 4.06 are satisfied and that war risk and governmental confiscation and expropriation and hijacking insurance shall be carried and maintained of such scope and coverage and subject to such exclusions and exceptions as is standard for air carriers flying similar equipment on routes comparable to those flown by the Aircraft and (C) the currency of payments of such lease shall be freely convertible into Dollars, provided, that (1) the rights of any transferee who receives possession by reason of a transfer permitted by this Section 4.02(b) (other than by a transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Indenture, (2) the Company shall remain primarily liable for the performance of all of the terms of this Indenture and all the terms and conditions of this Indenture and the other Operative Documents shall remain in effect and (3) no lease or transfer of possession otherwise in compliance with this Section 4.02(b) shall (x) result in any registration or re-registration of the Aircraft except to the extent permitted by Section
4.02(e) or the maintenance, operation or use thereof except in compliance with Sections 4.02(c) and 4.02 (d) or (y) permit any action not permitted to the Company hereunder.

                                      -17-

                  In the case of any lease permitted under this Section 4.02(b), the Company will include in such lease appropriate provisions which (s) make such lease expressly subject and subordinate to all of the terms of this Indenture, including the rights of the Indenture Trustee to avoid such lease in the exercise of its rights to repossession of the Airframe and Engines hereunder; (t) expressly prohibit any subleasing of the Airframe and Engines;
(u) require that the Airframe and Engines be maintained in accordance with a Maintenance Program approved by the Aeronautical Authority applicable thereto and contain provisions regarding the maintenance of the Aircraft substantially similar and at least as restrictive as the maintenance provisions of this Indenture; (v) require the lessee to comply with the terms of Section 4.06; (w) require that the Airframe and Engines be used in accordance with the limitations applicable to the Company's possession and use provided in this Indenture; (x) provide that the Aircraft will not be operated in any country with which the United States is then conducting ongoing hostilities, (y) provide that any payments due under such Permitted Lease shall be paid by the Permitted Lessee directly to the Indenture Trustee during the continuance of an Event of Acceleration upon receipt of written notice specifying such Event of Acceleration (which shall have been copied to the Company), and (z) not contain any purchase option in favor of the Permitted Lessee or any other provisions which would not permit the Company to perform its obligations hereunder or permit the Indenture Trustee to exercise its rights and remedies hereunder.
Except as otherwise provided herein and without in any way relieving the Company from its primary obligation for the performance of its obligations under this Indenture, the Company may in its sole discretion permit a Permitted Lessee to exercise any or all rights which the Company would be entitled to exercise under Sections 4.02 and 4.04, and may cause a Permitted Lessee to perform any or all of the Company's obligations under Article 4 hereof, and the Indenture Trustee agrees that full performance by a Permitted Lessee of the obligations of the Company hereunder shall constitute performance by the Company.

                  Subject to the Company's obligations in paragraph (ix) above, the Company shall (i) notify the Indenture Trustee at least 15 days prior to entering into any Permitted Lease stating the name of the proposed Permitted
Lessee and a copy of the proposed Permitted Lease, (ii) deliver a copy of the executed Permitted Lease promptly (but no later than 10 days) after execution thereof, (iii) obtain the consent of the Permitted Lessee to the assignment of its Permitted Lease pursuant to Section 3.01 and (iv) cause an Indenture
Supplement and financing statements or similar documents under the Applicable
Laws of the country of the Permitted Lessee confirming the first priority security interest of the Indenture Trustee in such Permitted Lease to be duly executed and delivered and duly filed or recorded in all appropriate places.

                  In connection with any Permitted Lease, all necessary action shall be taken by the Company at its expense which is required to continue the perfection of the right, title and interest of the Indenture Trustee's first priority security interest in the Collateral.

                  The Company shall pay all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Indenture Trustee and each of the Noteholders in connection with any leasing pursuant to this Section 4.02(b).


                                      -18-

                  The Indenture Trustee hereby agrees for the benefit of each lessor or secured party of any airframe or engine leased to the Company or owned or purchased by the Company subject to a conditional sale or other security agreement that the Indenture Trustee will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement as the result of such engine or engines being installed on the Airframe at any time while such engine or engines are owned by such lessor or are subject to such lease or conditional sale or other security agreement or security interest in favor of such secured party; provided, however, that such agreement of the Indenture Trustee shall not be for the benefit of any lessor or secured party of any airframe leased to the Company or owned or purchased by the Company subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Company, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the Indenture Trustee, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

                  (c) Operation. The Company shall not (and will not permit any Permitted Lessee to) operate, use or locate the Airframe or any Engine, or suffer the Airframe or any Engine to be operated, used or located (i) in any area excluded from coverage by any insurance required by the terms of Section
4.06, except in the case of a requisition by the United States of America where the Company obtains indemnity from the United States of America against substantially the same risks and for at least the amounts of the insurance required by Section 4.06 covering such area, or (ii) in any recognized, or in the Company's reasonable judgment, threatened area of hostilities unless covered by war risk insurance, or in either case unless the Airframe or such Engine is operated or used under contract with the government of the United States or any agency or instrumentality thereof if backed by the full faith and credit of the government of the United States of America under which contract said government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Company shall not permit the Airframe or any Engine to be maintained, serviced, repaired, overhauled, used or operated in violation of any Applicable Law or in violation of any airworthiness certificate, rule, regulation, order, license or registration relating to the Aircraft or such Engines issued by any governmental authority having jurisdiction, unless (i) the validity thereof is being contested in good faith and by appropriate proceedings which do not involve a material danger of the sale, forfeiture or loss of the Airframe or such Engine or (except with respect to Permitted Liens) the first priority Lien of the Indenture thereon or any imposition of civil or criminal penalties against the Indenture Trustee or the Noteholders or (ii) it is not possible for the Company to comply with the laws of a jurisdiction other than the United States (or other than any jurisdiction in which the Aircraft is then registered) because of a conflict with the applicable laws of the United States (or such jurisdiction in which the Aircraft is then registered), provided, however, that actions taken under (i) and (ii) above will not result in the violation of any requirements of insurance pursuant to Section 4.06. The Company shall obtain


                                      -19-

and maintain in good standing all certificates, licenses, permits and authorizations required for use and operation of the Aircraft.

                  The Company shall not intentionally do or permit to be done anything which will expose the Aircraft to penalty, forfeiture, impounding or detention, appropriation, damage or destruction (other than any damage or destruction arising in the ordinary course of operation of the Aircraft) or (insofar as the same relates to the operation or use of the Aircraft) the Indenture Trustee or any Noteholder to criminal liability (and in the event of any forfeiture, impounding, detention or appropriation of the Aircraft the Company shall take all such steps reasonably open to it with a view to obtaining the immediate release of the Aircraft). The Company shall not represent or hold out the Indenture Trustee or any Noteholder as carrying goods or passengers on the Aircraft or as being connected or associated with any operation of carriage which may be undertaken by the Company or pledge the credit of the Indenture
Trustee or any Noteholder. The Company shall not on any occasion on which the ownership of the Aircraft is relevant represent to third parties that title to the Aircraft is held by the Company free of the Lien of this Indenture.

                  (d) Maintenance. The Company, at its own cost and expense, shall service, repair, maintain, overhaul and test the Airframe and each Engine
(and each engine that is not an Engine but is installed on the Aircraft) or cause the same to be done in accordance with the Maintenance Program so as to keep the Airframe and each Engine (or engine) in as good condition as when originally delivered to the Company by the Manufacturer, ordinary wear and tear excepted, in accordance with all applicable FAA regulations for the Aircraft
(including all FAA airworthiness directives applicable to the Aircraft), in accordance with all mandatory service bulletins and as required to keep all Manufacturer's and Engine Manufacturer's warranties in effect, in compliance with any requirements under the policies of insurance required by Section 4.06 and in such operating condition as may be necessary to enable all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft and each Engine in the appropriate category for the nature of the operations of the Aircraft including the airworthiness certification of the Aircraft to be maintained in good standing at all times under the Applicable
Laws of the Aeronautical Authority, except when all Canadair Regional Jet
CL-600-2B19 aircraft (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the same country have been grounded by the Aeronautical Authority and in substantially the same manner and with the same care as the Company maintains, services, repairs or overhauls similar aircraft operated by the Company in similar circumstances and without in any way discriminating against the Aircraft. The
Company shall maintain or cause to be maintained all records, logs and other materials required by the Aeronautical Authority to be maintained in respect of the Aircraft in English in the manner as such Aeronautical Authority requires.
Nothing herein shall be deemed to prevent the Company from taking the Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with the Applicable Laws of the Aeronautical Authority and the manufacturer's recommended procedures for such storage.


                                      -20-

                  (e) Registration. From and after the Closing Date, the Company shall cause the Aircraft to be duly registered, and at all times to remain duly registered, in the United States in the name of the Company under the Transportation Code, provided, however, that the Company may, in connection with any Permitted Lease, request, upon at least 30 days' prior written notice to the Indenture Trustee, that the Aircraft be appropriately re-registered under the laws of a country listed on Annex D with which, at the time of such registration, the United States maintains normal diplomatic relations and in which there is no ongoing warfare; provided that prior to any change in the country of registry of the Aircraft the following conditions are met:

                  (i) at the time of re-registration, no Event of Acceleration or Material Potential Event of Acceleration exists or would occur as a result of such re-registration;

                  (ii) the Company shall pay all fees, expenses, recording and registration taxes (including the reasonable fees and expenses of local counsel in such country and the fees and expenses of counsel to the Indenture Trustee and the Noteholders) relating to such re-registration or proposed re-registration;

                  (iii) the Company shall, at its own cost and expense, cause the interest of the Indenture Trustee, as mortgagee, to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect the Lien of the Indenture Trustee under the Indenture in such jurisdiction as a valid and duly perfected first priority security interest in the Collateral as against the Company or any third parties;

                  (iv) the obligations of the Company and each other party under the Note Purchase Documents (and of the Permitted Lessee under a
         Permitted Lease) and the rights and remedies of the Indenture Trustee and the Noteholders under the Note Purchase Documents shall remain or be, as the case may be, legal, valid, binding and enforceable under the laws of such country;

                  (v) the Company shall ensure that all insurance required by
         Section 4.06 shall be in full force and effect prior to, at the time of, and after such change in registration and the Indenture Trustee shall receive a certificate of the Company's insurance broker to such effect;

                  (vi) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada;

                                      -21-

                  (vii) it shall not be necessary by reason of such re-registration or for purposes of exercising rights or enforcing remedies contained in the Note Purchase Documents for the Indenture
         Trustee or the Noteholders to register or qualify to do business in such country;

                  (viii) no Liens (except Permitted Liens) shall arise by reason of such re-registration, and the Indenture shall continue as a valid and duly perfected first priority Lien on the Collateral (subject only to Permitted Liens);

                  (ix) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay or material burden on the Indenture Trustee, it being agreed that the Company shall be responsible for the cost thereof and (if not contrary to the Applicable Laws of such country) the Indenture Trustee will be granted a deregistration power of attorney by the Company and the Permitted Lessee;

                  (x) (unless the Company shall have agreed to provide insurance covering the risk of requisition of use or title of the Aircraft by the government of such jurisdiction so long as the Aircraft is registered under the laws of such jurisdiction) the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in currency freely convertible into Dollars for the loss of use or title of the Aircraft in the event of the requisition by such government of such use or title;

                  (xi) there shall exist no possessory rights in favor of the Company (or any Permitted Lessee) or any third party, including any government or instrumentality thereof, which would, upon bankruptcy or other default by the Company (or any Permitted Lessee) prevent or delay beyond the probable recovery time under the then existing laws of the United States the return of the Aircraft to the Indenture Trustee in accordance with and when permitted by the terms of the Indenture upon the exercise by the Indenture Trustee of its remedies thereunder and there is no adverse effect under the laws of such country of re-registration to the enforceability (other than immaterial differences in procedures of enforcement) of the material rights and remedies of the Indenture Trustee provided for herein and under the other Note Purchase Documents (it being understood that, in the absence of restrictions similar to those imposed under Sections 362 and 363 of the Bankruptcy Code, rights and remedies similar to those available under Section 1110 of the Bankruptcy Code are not required);

                  (xii) none of the Indenture Trustee or the Noteholders shall be subjected to any adverse tax consequence for which the Company is not required to or does not then indemnify such Person as a result of such re-registration; and

                  (xiii) the Indenture Trustee shall have received opinions in scope, form and substance reasonably satisfactory to the Indenture
         Trustee, of counsel, expert in the laws of

                                      -22-


         such country and reasonably satisfactory to the Indenture Trustee, to the effect set forth in clauses (iii), (iv), (vii), (viii), (ix), (x),
         (xi) and (xii).

                  (f) Insignia. On or prior to the Closing Date, or as soon thereafter as practicable, the Company shall affix and maintain (or cause to be affixed and maintained) in the cockpit of the Airframe and on each Engine a nameplate bearing the inscription:

         Mortgaged To:

         The First National Bank of Maryland, as Indenture Trustee

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Indenture Trustee as permitted under this Indenture).

Except as above provided, neither the Company nor any Permitted Lessee will permit the name of any person to be placed on the Airframe or any Engine in a manner that may be interpreted as a claim of ownership of, or Lien on, the Airframe or any Engine; provided, however, that nothing herein contained shall prohibit the Company (or any Permitted Lessee) from placing its customary colors and insignia on the Airframe or any Engine or from otherwise operating the Aircraft in its livery.

                  Section 4.03.     Inspection; Financial Information

                  (a)      Inspection

                  Upon at least fifteen (15) days' prior notice to the Company and at a time and place reasonably acceptable to the Company (but on no more than one occasion during any twelve (12) month period, unless an Event of Acceleration has occurred and is continuing), the Indenture Trustee or its authorized representatives may at their own expense and risk conduct a visual walk-around inspection of the Aircraft (including on board inspection) and any Engine and may include inspection of areas exposed by any open panels, bays or the like, but shall not include opening any panels, bays or the like without the express written consent of an authorized employee of the Company (including a visual walk-around inspection of the Aircraft during any "C" check or other heavy maintenance) and may inspect the books and records of the Company relating to the operation and maintenance thereof; provided that (a) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations and (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time interfere with the use or operation of the Airframe or any Engine or with the normal conduct of the Company's or a Permitted Lessee's business. All information obtained in connection with any such inspection shall be held confidential by the Indenture Trustee and the Noteholders and shall not be furnished or disclosed by

                                      -23-

them to anyone except (i) to prospective and permitted transferees of such person's interest who agree to hold such information confidential, (ii) to such person's counsel, independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential, (iii) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel), (iv) as may be necessary for the purpose of the enforcement of this Indenture and (v) to the Indenture Trustee and rating agencies, if applicable, (to the extent necessary to obtain or maintain ratings and indicating whether such inspection shows compliance or non-compliance by the Company with its obligations under the Note
Purchase Documents). The Indenture Trustee shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Upon the written request of the Indenture Trustee or any Noteholder, the Company will give, and will use reasonable efforts to cause any Permitted Lessee to give, the Indenture Trustee or such Noteholder notice of the next scheduled "C" check or other heavy maintenance visit with respect to the Aircraft or any Engine and afford such Person an opportunity to be present at the same, without interfering with the maintenance, operations or business of the Company or such Permitted Lessee. The Company shall furnish to the Indenture
Trustee such additional information concerning the location, condition, use and operation of the Aircraft as the Indenture Trustee may from time to time reasonably request.

                  (b) Financial Information. The Company agrees to furnish to the Indenture Trustee:

                           (i) as soon as available, but not later than sixty
                  (60) days after the end of each of the first three fiscal quarters in each fiscal year of the Company, unaudited balance sheets (on a consolidated basis if applicable) of the Company as of the end of such quarter and related statements of income, shareholders' equity and cash flows of the Company for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each of which shall be prepared in accordance with generally accepted accounting principles in the United States; provided that so long as the Company is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Company's quarterly report on Form 10-Q will satisfy this requirement
                  (to the extent such report contains the information required to be provided by this clause (i));

                           (ii) as soon as available, but not later than one
                  hundred twenty (120) days after the end of each fiscal year of the Company, a copy of the annual report for such year for the Company or the affiliated group of which the Company is a member (on a consolidated basis, if applicable) and a balance sheet (consolidated if applicable) of the Company as of the end of such fiscal year and related statements of income, shareholders' equity and cash flows of the Company for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared


                                      -24-

                  in accordance with generally accepted accounting principles in the United States; provided that so long as the Company is subject to the reporting provisions of the Securities Exchange
                  Act of 1934, a copy of the Company's annual report on Form
                  10-K will satisfy this requirement (to the extent such report contains the information required to be provided by this clause (ii));

                           (iii) simultaneously with sending or no later than
                  thirty (30) days after filing thereof, copies of all such proxy statements, financial statements, or reports, if any, which the Company sends to its stockholders and copies of all regular, periodic and current reports, which the Company files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor or with any national securities exchange;

                           (iv) within one hundred twenty (120) days after the
                  end of each fiscal year of the Company, an Officer's
                  Certificate of the Company, to the effect that the signer is familiar with or has reviewed the relevant terms of this Indenture and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Company during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Potential Event of Acceleration or Event of Acceleration, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Company has taken or is taking or proposes to take with respect thereto;

                           (v) from time to time, such other non-proprietary and
                  public information as the Indenture Trustee or any Noteholder may reasonably request; and

                           (vi) promptly (but no later than five (5) Business
                  Days) after the occurrence thereof and actual knowledge thereof by a responsible officer of the Company, notice of any Potential Event of Acceleration or Event of Acceleration and the action that the Company proposes to take with respect thereto.

                  Section 4.04. Replacement and Pooling of Parts; Alterations,
Modifications and Additions; Substitution of En.ines


                                      -25-

                  (a) Replacement of Parts. Except as otherwise provided in the proviso to the third sentence of Section 4.04(d) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, the Company, at its sole cost and expense, will promptly replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the course of maintenance, service, repair, overhaul or testing, the Company, at its own cost and expense, may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Company, at its own cost and expense, shall, except as otherwise provided in the proviso to the third sentence of Section 4.04(d), replace such Parts as promptly as practicable with replacement Parts or temporary replacement parts as provided in Section 4.04(c).
All replacement Parts shall be free and clear of all Liens except Permitted
Liens and shall be in as good operating condition as, and have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition required to be maintained by the terms hereof.

                  (b) Parts. Except as otherwise provided in the proviso to the third sentence of Section 4.04(d), all Parts at any time removed from the Airframe or any Engine shall remain subject to the Lien of this Indenture, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or Engine and that meet the requirements for replacement Parts specified in Section
4.04(a). Immediately upon any replacement Part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section
4.04(a), without further act, (i) the replaced Part shall thereupon be free and clear of all rights of the Indenture Trustee and shall no longer be deemed a Part hereunder; and (ii) such replacement Part shall become subject to the Lien of this Indenture and be deemed part of the Airframe or such Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine.

                  (c) Pooling or Parts Leasing. Any Part removed from the
Airframe or from any Engine as provided in Section 4.04(a) may be subjected by the Company to a pooling or parts leasing agreement or arrangement entered into in the ordinary course of the Company's business with any Permitted Air Carrier;
provided that, the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections
4.04(a) and 4.04(b) as promptly as practicable after the removal of such removed
Part. In addition, any temporary replacement part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 4.04(a) may be owned by another airline or vendor as customary in the United States airline industry, subject to a pooling or parts leasing arrangement, provided that the Company, at its own cost and expense, either (i) causes such temporary replacement part to become subject to the Lien of this Indenture, free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part or (ii) replaces such temporary replacement part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part owned by the Company free and clear of all Liens except
Permitted Liens and which meets the


                                      -26-

requirements of Section 4.04(a) and which shall become subject to the Lien of this Indenture in accordance with Section 4.04(b).

                  (d) Alterations, Modifications and Additions. The Company, at its own cost and expense, shall make alterations and modifications in and additions to the Airframe and any Engine as may be required to be made from time to time by Applicable Law regardless of upon whom such requirements are, by their terms, nominally imposed; provided, that the Company may, in good faith, contest the validity or application of any such standard by appropriate proceedings which do not involve a material danger of (x) the sale, forfeiture or loss of the Airframe or any Engine or (y) the first priority Lien of the Indenture thereon or any imposition of civil or criminal penalties against the Indenture Trustee or the Noteholders. In addition, the Company, at its own cost and expense, may from time to time make or cause to be made such alterations and modifications in and additions to the Airframe and any Engine as the Company may deem desirable in the proper conduct of its business (including, without limitation, removal of Parts), provided further that no such alteration, modification, removal or addition diminishes the value, utility, condition or airworthiness of such Airframe or Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Indenture, except that the value (but not the utility, condition or airworthiness) of the Aircraft may be reduced by the value of Parts which the Company deems to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine ("Obsolete Parts") so long as such removal without replacement complies with the Maintenance Program, if the aggregate value of all such Obsolete Parts removed from the Aircraft and not replaced shall not exceed $_______. All Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of any alteration, modification or addition effected by the Company shall be free and clear of any Liens except Permitted Liens and without further act, become subject to the Lien of this Indenture; provided that the Company may, at any time (but if an Event of Acceleration has occurred and is continuing, after notice of such removal describing the Part or Parts to be removed has been delivered to the Indenture
Trustee), remove any such Part from the Airframe or an Engine if (i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part, (ii) such Part is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 4.02(d) or the first sentence of this Section
4.04(d) and (iii) such Part can be removed from such Airframe or Engine without diminishing or impairing the value, condition, utility or airworthiness which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not been effected assuming the Aircraft was otherwise maintained in the condition required by this Indenture. Upon the removal by the Company of any such Part as above provided, title thereto shall, without further act, be free and clear of all rights of the Indenture Trustee and such Part shall no longer be deemed a Part hereunder.


                                      -27-

                  (e) Substitution of Engines. The Company shall have the right at its option at any time, on at least thirty (30) days' prior written notice to the Indenture Trustee, to substitute, and if an Event of Loss shall have occurred with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, shall within sixty (60) days of the occurrence of such Event of Loss and on at least five (5) Business
Days prior written notice to the Indenture Trustee substitute, a Replacement
Engine for an Engine. In such event, upon fulfillment, at the Company's sole cost and expense, of the conditions precedent described in the third sentence of this subparagraph (e) on the date set forth in such notice and without further act, (i) the replaced Engine shall thereupon be released from the Lien of this Indenture and shall no longer be deemed an Engine hereunder, and (ii) such Replacement Engine shall become subject to the Lien of this Indenture and be deemed part of the Aircraft for all purposes to the same extent as the Engine originally installed on or attached to the Airframe. As conditions precedent to such substitution, such Replacement Engine shall be free and clear of all Liens
(except Permitted Liens) and the Company shall (i) execute and deliver an Indenture Supplement covering the Replacement Engine and all manufacturer's and vendor's warranties generally available with respect to such Replacement Engine and cause such Indenture Supplement to be duly recorded pursuant to the Transportation Code (or such other Applicable Law of the country in which the Aircraft may be registered in accordance with Section 4.02(e)), and there shall have been duly executed and delivered to the Company and the Indenture Trustee a full warranty (as to title) bill of sale covering the Replacement Engine executed by the owner thereof in favor of the Company or in the event the Replacement Engine is owned by the Company a copy of the original full warranty bill of sale executed at the time of purchase of the Replacement Engine by the Company, (ii) deliver to the Indenture Trustee a copy of such Indenture
Supplement and such other documents and instruments as the Indenture Trustee shall reasonably request to evidence (on the public record or otherwise) the Indenture Trustee's first priority security interest in the Replacement Engine,
(iii) cause to be delivered to the Indenture Trustee an Officer's Certificate which certificate shall state that such Replacement Engine has a value and utility at least equal to, and is in as good operating condition as, the engine it replaced (assuming such engine was in the condition required by the terms hereof), that the Company has good title to the Replacement Engine free and clear of Liens except Permitted Liens and that the Company has complied with the insurance provisions of Section 4.06 with respect to the Replacement Engine and that the Replacement Engine meets the definition thereof and confirming the manufacturer, model, and the manufacturer's serial number of the Replacement
Engine, (iv) cause such Uniform Commercial Code financing statements (or any comparable document required to be filed or delivered pursuant to the Applicable
Law of the jurisdiction in which the Replacement Engine may be registered in accordance with Section 4.02(e)) covering the interest created by this Indenture as are deemed necessary or desirable by counsel to the Indenture Trustee to protect the first priority security interest of the Indenture Trustee in the Replacement Engine to be duly filed or recorded in the appropriate place or places, (v) cause to be delivered to the Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to the Indenture Trustee from counsel reasonably satisfactory to the Indenture Trustee to the effect that the instruments referred to in clause (i) above have been duly authorized, executed and delivered and are enforceable and that the warranty bill of sale referred to in clause (i) above constitutes an


                                      -28-

effective instrument for the conveyance of title to the Replacement Engine to the Company; the Replacement Engine is free and clear of all recorded Liens other than Permitted Liens and the Indenture Trustee is entitled to the benefits and protections of 11 USC ss.1110 with respect to the Replacement Engine to the same extent as with respect to the replaced Engines immediately preceding such replacement; the Replacement Engine has been duly subjected to the Lien of the Indenture; the instruments subjecting such replacement property to the Indenture have been duly filed for recordation pursuant to the Transportation Code or any other law then applicable to the registration of the Aircraft, and no further action or filing or recording of any document is necessary or advisable in order to establish and perfect the Lien of the Indenture Trustee on such replacement property, (vi) deliver to the Indenture Trustee evidence of compliance with
Section 4.06 with respect to such Replacement Engine and (vii) deliver to the Indenture Trustee an Officer's Certificate stating that in the opinion of such signer, all conditions precedent provided for in this Indenture relating to such replacement have been complied with. Upon such substitution in accordance with this Section 4.04(e), the Indenture Trustee shall, at the Company's cost and expense (i) execute and deliver to the Company such documents and instruments, as the Company shall reasonably request to evidence (on the public record or otherwise) the release of the Indenture Trustee's security interest in and to the replaced Engine and (ii) assign (without recourse) to the Company all claims it may have against any other Person from an Event of Loss giving rise to such substitution to the extent that the same relate to damage to or loss of the Engine or Engines which were subject to such Event of Loss, other than with respect to insurance policies maintained by the Indenture Trustee or the Noteholders. Should the Company replace any Engine as provided herein, all the provisions of this Indenture relating to the Engine being replaced shall be applicable to the Replacement Engine with the same force and effect. The Company shall bear all costs and expenses of the Indenture Trustee and the Noteholders in connection with such substitution.

                  Section 4.05.     Loss, Destruction or Requisition

                  (a) Event of Loss with Respect to the Airframe. Upon the occurrence of an Event of Loss with respect to an Airframe or the Airframe and the Engines and/or engines then installed thereon, the Company shall forthwith
(and in any event within fifteen (15) days after such occurrence) give the Indenture Trustee written notice of such Event of Loss. Following such an Event of Loss, the Company shall, by notice given to the Indenture Trustee within sixty (60) days following the occurrence of such Event of Loss, elect to perform one of the following options (it being understood that the failure to give such notice shall be deemed to be an election of the option set forth in clause
(ii)): (i) provided that no Material Potential Event of Acceleration or Event of
Acceleration is continuing, on a date (the "Replacement Closing Date") specified by the Company in such notice, which date may be postponed at the election of the Company by further notice to the Indenture Trustee but shall not in any event be later than one hundred fifty (150) days after the occurrence of such Event of Loss, and subject to satisfaction of the closing conditions specified in Section 4.05(c), to cause a Replacement Airframe, together with a number of Replacement Engines equal to the number of Engines, if any, which were subject to such Event of Loss, to be subjected to the Lien of this Indenture, free and clear of all other Liens except Permitted Liens, or (ii) on a date


                                      -29-

specified by the Company in such notice, which date shall be a date not later than the earlier of (x) one hundred fifty (150) days after the occurrence of such Event of Loss and (y) three (3) Business Days following the payment of insurance proceeds (unless option (i) has been elected) with respect to such Event of Loss, to prepay the Notes in whole as provided in Section 2.03(b), provided that if the Company shall elect to perform the option referred to in clause (i) of this sentence and shall fail for any reason to make the replacement in accordance with such clause on or prior to the Replacement
Closing Date, the Company shall, on the next succeeding Business Day following the Replacement Closing Date, prepay the Notes in whole as provided in Section
2.03(b).

                  (b) Effect of Replacement. Should the Company have provided a Replacement Airframe together with Replacement Engines, if any, as provided for in Section 4.05(a) above, the Lien of this Indenture shall cease with respect to the replaced Airframe and Engines, and the Indenture Trustee shall at the Company's cost and expense (i) execute and deliver to the Company such documents and instruments as the Company shall reasonably request to evidence (on the public record or otherwise) the release of the Indenture Trustee's security interest in and to the replaced Airframe and the Engine or Engines and (ii) assign to the Company (without recourse) all claims it may have against any other Person arising from the Event of Loss, to the extent the same relate to damage to or loss of the Airframe or any Engines which were subject to such Event of Loss other than with respect to insurance policies maintained by the Indenture Trustee or the Noteholders. Should the Company have provided a Replacement Airframe, together with Replacement Engines, if any, all provisions of this Indenture relating to the Airframe and Engine or Engines, if any, being replaced shall be applicable to the Replacement Airframe and Replacement Engine or Replacement Engines with the same force and effect.

                  (c) Conditions to Airframe Replacement. The Company's right to make a replacement under Section 4.05(a) above shall be subject to the fulfillment of the following conditions precedent at the Company's sole cost and expense:

                           (i) On the Replacement Closing Date, no Material
                  Potential Event of Acceleration or Event of Acceleration shall have occurred and be continuing and the Indenture Trustee shall have received an Officer's Certificate so certifying;

                           (ii) On or before the Replacement Closing Date, there
                  shall have been duly executed and delivered to the Company and the Indenture Trustee an FAA Bill of Sale (or a comparable document of another Aeronautical Authority, if applicable) covering the Replacement Airframe and any Replacement Engines and an additional full warranty bill of sale (as to title) covering the Replacement Airframe and any Replacement Engines, in each case executed by the owner thereof in favor of the Company or in the event the Replacement Airframe or Replacement Engines are owned by the Company a copy of the original full warranty bill of sale executed at the time of the purchase of the Replacement Airframe or Replacement
                  Engines by the Company;

                                      -30-

                           (iii) On the Replacement Closing Date, the Company
                  shall execute and deliver an Indenture Supplement covering the Replacement Airframe and Replacement Engines, if any, and all manufacturer's and vendor's warranties generally available with respect to the Replacement Airframe and any Replacement
                  Engine and cause such Indenture Supplement to be duly recorded pursuant to the Transportation Code (or such other Applicable
                  Law as may be in effect in the jurisdiction in which the Replacement Aircraft may be registered in accordance with
                  Section 4.02(e));

                           (iv) On the Replacement Closing Date, the Company
                  shall cause such Uniform Commercial Code financing statements
                  (or any comparable document required to be filed or delivered pursuant to the Applicable Law of the jurisdiction in which the Replacement Aircraft may be registered in accordance with
                  Section 4.02(e)) as are deemed necessary or desirable by counsel for the Indenture Trustee or the Noteholders to perfect a first priority security interest in favor of the Indenture Trustee in the Replacement Airframe and Replacement
                  Engines, if any, to be duly filed or recorded in the appropriate place or places;

                           (v) On the Replacement Closing Date, (A) the Company
                  shall have good title to the Replacement Airframe and any Replacement Engines, free and clear of Liens except Permitted
                  Liens; (B) the Replacement Airframe and any Replacement
                  Engines, shall have a value and utility at least equal to, and to be in as good operating condition and repair as the Airframe and any Engines replaced (assuming such Airframe and Engines were in the condition required by the terms hereof) as evidenced by the Independent Appraisal referred to in Section
                  4.05(c)(vii); (C) the Replacement Aircraft shall have been duly certified by the FAA as to type and airworthiness and the Replacement Aircraft shall be duly registered in the Company's name under the Transportation Code or under the Applicable
                  Laws of such jurisdiction other than the United States in which the Replacement Aircraft has been registered in accordance with Section 4.02(e), and the Company shall have authority to operate the Replacement Aircraft and an airworthiness certificate shall have been duly issued under the Transportation Code (or under the Applicable Laws of such jurisdiction) and such registration and certificate shall be in full force and effect; (D) the Company shall have complied with the insurance provisions of Section 4.06 with respect to the Replacement Airframe and any Replacement Engines and the Indenture Trustee shall receive a certificate of the Company's insurance broker to such effect and the Company shall have paid all premiums then due on such insurance; and (E) the Company shall have furnished the Indenture Trustee with an Officer's Certificate confirming the statements made in
                  Section 4.05(c)(i) and clauses (A)-(D) above and that the Replacement Airframe and any Replacement Engines meet the definition thereof and confirming the manufacturer, model, and the manufacturer's serial number of the Replacement Airframe and any Replacement Engines and, in the case


                                      -31-

                  of the Replacement Airframe, the U.S. registration number (or other applicable registration information);

                           (vi) On the Replacement Closing Date, the Indenture
                  Trustee shall, at the cost and expense of the Company, have received (acting directly or by authorization to its special counsel) an opinion of counsel in form and substance reasonably satisfactory to the Indenture Trustee from counsel reasonably satisfactory to the Indenture Trustee to the effect that the instruments referred to in clauses (ii) and (iii) above have been duly authorized, executed and delivered and are enforceable and that the warranty bills of sale referred to in clause (ii) above constitute effective instruments for the conveyance of title to the Replacement Airframe and the Replacement Engines, if any, to the Company; the Replacement
                  Airframe and the Replacement Engines, if any, are free and clear of all recorded Liens other than Permitted Liens and the Indenture Trustee is entitled to the benefits and protections of 11 USC ss.1110 with respect to the Replacement Airframe and Replacement Engines, if any, to the same extent as with respect to the replaced Airframe or Engines immediately preceding such Event of Loss; the Replacement Airframe and Replacement Engines, if any, have been duly subjected to the Lien of the Indenture; the instruments subjecting such replacement property to the Indenture have been duly filed for recordation pursuant to the Transportation Code or any other law then applicable to the registration of the Aircraft, and no further action or filing or recording of any document is necessary or advisable in order to establish and perfect the Lien of the Indenture Trustee on such replacement property;
                  and

                           (vii) The Indenture Trustee shall have received an
                  Independent Appraisal with respect to the Replacement
                  Aircraft.

                  (d) Non-Insurance Payments Received on Account of an Event of
Loss. As between the Indenture Trustee and the Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 4.06 or payments in respect of damage to the business or property (other than the Aircraft) of the Company) with respect to the Aircraft, an Engine or any Part received at any time by the Indenture Trustee or by the Company or any other Person from any governmental authority or other Person will be applied as follows:

                           (i) if such payments are received with respect to an
                  Event of Loss as to the Aircraft, and the Airframe or the Airframe and the Engines or engines installed thereon are being replaced by the Company pursuant to clause (i) of
                  Section 4.05(a), such payments shall be paid over to, or retained by, the Company, provided that if the Company has not completed such replacement, such payments shall be paid over to, or retained by, the Indenture Trustee as security, and upon completion of such replacement, be paid over to or retained by the Company;

                                      -32-

                           (ii) if such payments are received with respect to an
                  Event of Loss as to an Engine that has been or is being replaced by the Company pursuant to Section 4.04, such payments shall be paid over to, or retained by, the Company, provided that if the Company has not completed such replacement, such payments shall be paid over to, or retained by, the Indenture Trustee as security, and upon completion of such replacement, be paid over to or retained by the Company;
                  and

                           (iii) if such payments are received with respect to
                  an Event of Loss as to the Aircraft, and if the Airframe or the Airframe and the Engines or engines installed thereon have not been and will not be replaced as contemplated by Section
                  4.05(a), so much of such payments as shall not exceed the amount required to be paid by the Company pursuant to Section
                  2.03(b) shall be paid to the Indenture Trustee to be applied in reduction of the Company's obligation to pay such amount, to the extent not already paid by the Company, and, after such amount shall be paid in full, shall be paid over to the Company.

                  (e) Requisition of Use. In the event of a requisition for use of the Airframe and the Engines or engines installed on the Airframe by any government that does not constitute an Event of Loss, the Company shall promptly notify the Indenture Trustee of such requisition and all of the Company's obligations under this Indenture shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Company shall have been prevented or delayed by such requisition, provided that the Company's obligations for the payment of money and under Section 4.06 (except while an assumption of liability by the government of the United States of the scope referred to in Section 4.02(b) is in effect) shall not be affected, reduced or delayed by such requisition. Any payments received by the Indenture Trustee or the Company from such government with respect to such requisition of use shall be paid over to, or retained by, the Company.

                  (f) Application of Payments During Existence of Material
Potential Event of Acceleration or Event of Accele. Any amount referred to in this Section 4.05 or Section 4.06 which is payable to the Company shall not be paid to the Company, or, if it has been previously paid directly to the Company, shall not be retained by the Company (and pending delivery to the Indenture
Trustee, shall be held in trust by the Company for the benefit of the Indenture
Trustee), if at the time of such payment an Event of Acceleration or a Material
Potential Event of Acceleration shall have occurred and be continuing, but shall be paid to and held by the Indenture Trustee as security for the obligations of the Company under this Indenture, and at such time as there shall not be continuing any such Event of Acceleration or Material Potential Event of Acceleration such amount and any gain realized as a result of Permitted
Investments made pursuant to Section 5.04 shall be paid over to the Company.

                                      -33-

                  (g) Notice of Damage. The Company shall notify the Indenture
Trustee as soon as practicable after the Company becomes aware of any loss, theft, damage or destruction of the Aircraft or any part thereof not constituting an Event of Loss if the estimated cost of repair or replacement exceeds $____________.

                  Section 4.06.     Insurance

                  (a) Public Liability and Property Damage Insurance. Subject to the rights of the Company under Section 4.06(d), the Company will, at its own cost and expense (or at the cost and expense of a Permitted Lessee), maintain or cause to be maintained in effect, at all times, with insurers of recognized reputation and responsibility which normally participate in airline insurance programs, comprehensive airline liability insurance (including, without limitation, passenger legal liability, cargo liability, property damage liability, contractual liability, baggage and mail and aviation general third party liability and product liability coverage but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the Company may carry from time to time on other similar aircraft in its fleet and of the same type and covering the same risks as usually carried from time to time by similarly situated air carriers operating the same or similar equipment on routes in the same jurisdictions as the Company, but in no event less than $__________, provided that an agreement of the United States
Government to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 4.06(a).
Such insurance shall be of the same type and covering the same risks usually carried by the Company with respect to similar aircraft and engines. During any period that the Aircraft is grounded and not in operation for any reason, the Company may modify the insurance required by this Section 4.06(a) to (i) reduce the amounts of public liability and property damages insurance and (ii) modify the scope of the risks covered and the type of insurance, in both circumstances to conform to such insurance customary for airlines similarly situated with the Company in respect of similar aircraft which are grounded and not in operation but which in no event are less favorable to the Indenture Trustee and the Noteholders than the insurance applicable to aircraft owned or leased by the Company of the same or similar type on the ground and not in operation.

                  (b) Insurance Against Loss or Damage to the Aircraft and
Engines. Subject to the rights of the Company under Section 4.06(d), the Company will, at its own cost and expense (or at the cost and expense of a Permitted
Lessee), maintain or cause to be maintained in effect, at all times, with insurers of recognized responsibility which normally participate in airline insurance programs, all risk, agreed value, ground, taxiing and flight hull insurance, which may exclude, except to the extent required by the penultimate sentence of this Section 4.06(b), war risks and allied perils, covering the Aircraft for an amount not less than 110% of the outstanding principal amount of the Notes. Such hull insurance or other personal property insurance shall cover
Engines or engines and Parts removed from the Airframe. Such insurance shall be on a replacement cost basis in respect of damage not constituting an Event of Loss and on an agreed value basis in respect of an Event of Loss and of the same type and covering the same risks usually carried by the Company with respect


                                      -34-

to similar aircraft and engines, and covering risks of the kind customarily insured against by similarly situated airlines operating similar aircraft. If and to the extent that the Company or a Permitted Lessee operates the Aircraft
(A) on routes where the Company or such Permitted Lessee maintains war risk insurance in effect with respect to other owned or leased aircraft in its fleet, or (B) on routes where the custom in the industry is to carry such insurance, the Company or such Permitted Lessee shall maintain or cause to be maintained such insurance in effect with respect to the Aircraft in an amount equal to at least 110% of the outstanding principal amount of the Notes. An agreement by the United States Government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy the requirements of this
Section 4.06(b). Notwithstanding the foregoing, the Company shall not be required to maintain war risk insurance so long as the Aircraft is operated only within the United States and Canada.

                  (c) Additional insureds; Loss Payment. The Company shall cause all policies of insurance carried in accordance with this Section 4.06 to name the Additional Insureds as additional insureds as their interests may appear.
Such policies shall provide with respect to the Additional Insureds that (i) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any Additional Insured, shall be effective as to such Additional Insured until thirty (30) days (or such lesser period as may be applicable in the case of any war risk coverage) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (ii) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (iii) shall provide that in respect of each Additional
Insured's interest in such policies the insurance shall not be invalidated by any action or inaction of the Company (or if a Permitted Lease is in effect, the Permitted Lessee) or any other Person (other than such Additional Insured) and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company (or any Permitted Lessee), (iv) shall waive any right of the insurers of subrogation or to set-off (including for unpaid premiums) or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured, (v) shall provide that losses shall be adjusted with the Company (or, if a Material
Potential Event of Acceleration or an Event of Acceleration shall have occurred and be continuing, with the loss payee referred to in the last sentence of this
Section 4.06(c)), provided, that, in the case of an Event of Loss, no adjustment shall reduce the amount payable under such policy to less than the agreed value required by Section 4.06(b), (vi) shall be effective with respect to both domestic and international operations, (vii) if hull war risk coverage is maintained and if the hull all-risks insurance and the hull war risks insurance are effected under separate policies, the insurers shall agree that if a disagreement arises as to whether a claim is covered by the hull all-risks insurance or the hull war risks insurance, the insurers will settle the claim on the basis of a 50/50 claim funding arrangement; and (viii) such policies will be primary without any right of contribution from any other insurance carried by any Additional Insured. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Company will not delay payment of any claim that


                                      -35-

would otherwise be payable but for such rights of subrogation. Each hull policy shall provide that, so long as the insurers shall not have received written notice that an Event of Acceleration or a Material Potential Event of Acceleration has occurred and is continuing, any proceeds of less than $__________ shall be payable to the Company; and any amounts up to 110% of the outstanding principal amount of the Notes of (i) any proceeds in excess of $__________ (ii) any proceeds in respect of an Event of Loss with respect to the Aircraft or (iii) if the insurers shall have received written notice that an Event of Acceleration or a Material Potential Event of Acceleration has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to the Indenture Trustee as long as this Indenture is in effect.

                  (d) Deductibles and Self-Insurance. The Company may from time to time self-insure, by way of deductible or premium adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to this Section 4.06 under a program applicable to all aircraft in the Company's fleet but in no case shall such self-insurance in the aggregate exceed, in addition to the Company's normal deductible per occurrence relating to damage (but not total loss) to aircraft for each aircraft in the Company's fleet (which amount shall not to exceed $___________ in respect of the Aircraft), an amount equal to three (3)% of the Company's tangible net worth, calculated as at the end of the Company's immediately preceding fiscal year.

                  (e) Application of Hull Insurance Proceeds. As between the
Indenture Trustee and the Company, any payments received under policies of hull or other property insurance required to be maintained by the Company pursuant to
Section 4.06(b), shall be applied as follows:

                           (i) if such payments are received with respect to
                  loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments of less than $____________ shall be paid over to, or retained by, the Company and, subject to Section
                  4.06(c), any payments in excess of $__________ shall be paid over to or retained by the Indenture Trustee as security, and paid over to, or retained by, the Company upon performance of its repair or replacement obligation;

                           (ii) if such payments are received with respect to an
                  Event of Loss with respect to the Airframe and the Airframe is not being replaced by the Company pursuant to Section 4.05, so much of such payments as shall not exceed the amount payable by the Company under Section 2.03(b) shall be paid to the Indenture Trustee and applied in reduction of the Company's obligation to pay such amount if not already paid by the Company, and to reimburse the Company if such amount shall have been paid, and the balance, if any, of such payments shall be promptly paid over to, or retained by, the Company;
                  and

                           (iii) if such payments are received with respect to
                  an Event of Loss with respect to the Airframe and Engines or engines installed thereon and the Airframe is being replaced by the Company pursuant to clause (i) of Section 4.05(a), such payments shall be paid over to, or retained by the Company, provided that if the Company has not completed such replacement, such


                                      -36-

                  payments shall be paid over to, or retained by, the Indenture
                  Trustee as security, and upon completion of such replacement, be paid over to or retained by the Company.

                  (f) Insurance for Own Account. Nothing in this Section 4.06 shall prohibit the Company, the Indenture Trustee or the Noteholders from obtaining insurance with respect to the Aircraft for its own account (including, without limitation, in the case of the Company, hull insurance under the same policies maintained pursuant to this Section 4.06 in amounts in excess of those required to be maintained pursuant to this Section 4.06) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, provided that no such insurance may be obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Section 4.06, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Company's insurers at all times. In the event that the Company shall fail to maintain or cause to be maintained insurance as herein provided, the Indenture Trustee may at its sole option (but shall not be obligated to) provide such insurance and, in such event, the Company shall, upon demand, reimburse the Indenture Trustee for the cost thereof; provided, however, that no exercise by the Indenture Trustee or any Noteholder of said option shall affect the provisions of this Indenture, including the provisions that failure by the Company to maintain the prescribed insurance shall constitute an Event of Acceleration to the extent provided in Section 6.01(b).

                  (g) Reports, etc. The Company will furnish, or cause to be furnished, to the Indenture Trustee on or before the Closing Date and annually or on or before the renewal dates of the Company's (or the Permitted Lessee's) relevant insurance policies, evidence of renewal of the insurance policies required pursuant to this Section 4.06 prior to the cancellation, lapse or expiration of such insurance policies and a report signed by a recognized independent firm of insurance brokers of good reputation, which brokers may be regularly retained by the Company or Permitted Lessee, describing in reasonable detail the hull and liability insurance (and property insurance for detached
Engines which have not been replaced) then carried and maintained with respect to the Aircraft and stating the opinion of such firm that (i) the insurance then carried and maintained on the Aircraft complies with Section 4.06 and that such renewal insurance will on and after the effective date thereof so comply with the Section 4.06, (ii) to the best of such firm's knowledge, such insurance provides coverage that is in substantially similar form, of such types and having limits within the range of limits as are customarily carried by similarly situated United States carriers operating similar aircraft on similar routes, and (iii) premiums then due have been paid, provided that all information contained in such report shall be held confidential by the Indenture Trustee, and shall not be furnished or disclosed by them to any Person except (A) to any Noteholder or to prospective and permitted transferees of a Noteholder's or the Indenture Trustee's respective interest in the Aircraft, (B) to any Noteholder's or the Indenture Trustee's counsel or independent certified public accountants, independent insurance advisors or other agents who agree to hold such information confidential, (C) as may be necessary for purposes of enforcement of this Indenture, (D) to the


                                      -37-

Security Trustee or rating agencies or (E) as may be required by Applicable Law or by any court or administrative order or decree or governmental ruling or regulation (or, in the case of any Noteholder, to any bank examiner or other regulatory personnel). The Company will cause such firm to give prompt written advice to the Indenture Trustee of any default in the payment of any premium and of any other act or omission on the part of the Company (or any Permitted
Lessee) of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any part, any insurance on the Aircraft. The Company will also cause such firm to advise the Indenture
Trustee in writing at least thirty (30) days (seven (7) days in the case of war risk or allied perils coverage) prior to the termination or cancellation (but not scheduled expiration) of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Section 4.06, provided, that in respect of war risk or allied perils coverage, if the notice period specified above is not obtainable, the insurance broker shall provide for as long a period of prior notice as shall then be obtainable.

                  (h) Tail Insurance. The Company shall use reasonable efforts to ensure that any Person that purchases the Aircraft from the Company will include (to the same extent as is provided to the Company) the Indenture
Trustee, the Noteholders and the Security Trustee as named additional insureds on any liability policy for two years following the repayment in full of the Notes or until the next major overhaul ("D-check" or equivalent), whichever is earlier.

                  Section 4.07.     Filings.

                  The Company (i) will promptly take, or cause to be taken, at the Company's cost and expense, such action with respect to the recording, filing, re-recording and refiling of this Indenture, each Indenture Supplement and all amendments or supplements thereto and any financing statements or continuation statements or other instruments and (ii) will promptly take, or cause to be taken, all such other actions as are reasonably requested by the Indenture Trustee, in each case to maintain, so long as this Indenture is in effect, the perfection of the first priority security interest created by this Indenture or will furnish to the Indenture Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable it to take such action.

                  Section 4.08.     Corporate Existence

                  The Company shall at all times maintain its corporate existence except as permitted by Section 4.09; and it shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate rights, powers, privileges and franchises, except for any corporate right, power, privilege or franchise that it determines, in its reasonable, good faith business judgment, is no longer necessary or desirable in the conduct of its business.

                  Section 4.09.     Merger, Consolidation


                                      -38-

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all its assets as an entirety to any Person, whether in a single transaction or a series of related transactions, unless:

                           (i) The corporation formed by such consolidation or
                  into which it is merged or the Person which acquires by conveyance, transfer or lease all or substantially all its assets as an entirety (the "Successor") shall after such merger or consolidation or acquisition of assets be a Certificated Air Carrier and shall have executed and delivered to the Indenture Trustee an agreement in form and substance reasonably satisfactory to it containing an assumption by such Successor of the due and punctual performance and observance of each Note Purchase Document to which the Company is a party;

                           (ii) No Event of Acceleration or Potential Event of
                  Acceleration shall arise as a result of such conveyance, transfer, merger, consolidation or acquisition of assets;

                           (iii) The Company shall have delivered to the
                  Indenture Trustee an Officer's Certificate of the Company and an opinion of the Company's General Counsel or other counsel reasonably satisfactory to the Indenture Trustee, each stating that such conveyance, transfer, consolidation, merger or acquisition of assets and the assumption agreement mentioned in clause (i) above comply with this Section 4.09 (which opinion may rely, as to factual matters, on an Officer's
                  Certificate of the Company) and such opinion shall also state that the assumption agreement executed and delivered pursuant to clause (i) above has been duly authorized, executed and delivered by the Successor and is enforceable against the Successor (subject to customary exceptions);

                           (iv) the Company shall have made all filings
                  necessary in order to preserve and protect the rights of the Indenture Trustee and the Noteholders under the Indenture; and

                           (v) the benefits of Section 1110 of the Bankruptcy
                  Code available to the Indenture Trustee immediately prior to such transaction shall not be adversely affected as a result of such transaction.

Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all the assets of the Company as an entirety in accordance with this Section 4.09, the Successor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the other Note Purchase Documents to which the Company is a party with the same effect as if such Successor had been named as the Company herein and therein.

                                      -39-

                  Section 4.10. Notice of Change of the Company's Chief
Executive Office. The Company shall notify the Indenture Trustee 30 days prior to any change in the location of the chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of the Company or any change in the location of the place where its records concerning the Aircraft and the Note Purchase Documents are located.


                ARTICLE 5 - RECEIPT, DISTRIBUTION AND APPLICATION
                          OF INCOME FROM THE COLLATERAL

                  Section 5.01. Distribution of Principal, Breakage Costs and
Interest.

                  Except as otherwise provided in Section 5.03, each installment of principal, Breakage Costs, if any, and interest (as well as any installment of interest on overdue principal, interest and Breakage Costs, if any), shall be distributed by the Indenture Trustee as promptly as possible as follows and in all events in accordance with Section 2.06: so much of such installment as shall be required for the purpose shall be distributed and paid to the Noteholders to pay the aggregate amount of the payments of principal, Breakage Costs, if any, and interest (as well as any interest on overdue principal, interest and Breakage Costs, if any) then due under the Notes, such distribution to be made ratably, without priority of one over the other, in the proportion that the amount of such payments then due under each such Note bears to the aggregate amount of payments then due under all such Notes.

                  Section 5.02.     Payments in Case of Prepayment

                  Except as otherwise provided in Section 5.03, in the event any of the Notes are to be prepaid in accordance with the provisions of Section
2.03, the Indenture Trustee shall apply any payments received by it in connection with such prepayment in the following order of priority:

                           first, so much of such payments as shall be required
                  for the purpose shall be distributed and paid to the Noteholders to pay the aggregate amount of the payments of principal, Breakage Costs, if any, and interest (as well as any interest on overdue principal, interest and Breakage
                  Costs, if any) to be prepaid under the Notes pursuant to
                  Section 2.03, such prepayment to be made ratably, without priority of one over the other, in the proportion that the amount to be prepaid under each such Note bears to the aggregate amount to be prepaid under all such Notes;

                           second, so much of such payments or amounts remaining
                  thereafter as shall be required to pay any other Obligations then due and payable shall be applied to the payment of such Obligations; and in case such payments or amounts shall be insufficient to pay in full the whole amount so due and payable, then to the payment


                                      -40-

                  of such Obligations without any preference or priority of one
                  Noteholder over another, ratably according to the aggregate amount of Obligations so due;

                           third, to the Indenture Trustee, any amount due the
                  Indenture Trustee pursuant to Sections 8.07 hereof and 5.3 of the Note Purchase Agreement; and

                           fourth, the balance, if any, of such amount to the
                  Company.

                  Section 5.03. Payments during Continuance of Event of
Acceleration

                  Notwithstanding Section 2.06, all payments received and amounts held or realized by the Indenture Trustee after an Event of Acceleration shall have occurred and be continuing (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to Article 6), as well as all payments or amounts then held or thereafter received by the Indenture Trustee as part of the Collateral while such Event of Acceleration shall be continuing, and, in each case, after the Indenture Trustee shall commence remedies in respect thereof or after the Notes shall have become due and payable as provided herein, shall be distributed by the Indenture Trustee in the following order of priority:

                           first, so much of such payments or amounts as shall
                  be required to pay the Indenture Trustee all amounts then due it pursuant to Sections 8.07 hereof and 5.3 of the Note
                  Purchase Agreement shall be applied to pay the Indenture
                  Trustee such amounts;

                           second, so much of such payments or amounts remaining
                  as shall be required to pay the expenses incurred, or in the judgment of the Indenture Trustee expected to be incurred, in using, operating, storing, leasing, controlling or managing the Collateral, and in all maintenance, repairs, replacements, alterations, additions and improvements and in making all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof, or for the satisfaction of Liens, if any, prior to or pari passu with the Lien of this Indenture (including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorney's fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee, liquidated or otherwise, upon such Event of Acceleration);

                           third, so much of such aggregate amount remaining as
                  shall be required to reimburse the Noteholders for payment made by them to the Indenture Trustee pursuant to Section 7.03
                  (to the extent not previously reimbursed), to be distributed


                                      -41-

                  to the Noteholders ratably, without priority of one over any other, in the proportion of the amounts of such unreimbursed payment made pursuant to Section 7.03;

                           fourth, subject to Section 2.08, so much of such
                  payments or amounts remaining as shall be required to pay the principal of and interest and Breakage Costs, if any, and accrued interest on the outstanding Notes then due and payable, whether by declaration of acceleration or otherwise, shall be applied ratably to the payment of such principal, Breakage Costs if any, and interest (as well as any interest on overdue principal, interest and Breakage Costs, if any);
                  and in case such payments or amounts shall be insufficient to pay in full the whole amount so due and payable, then to the payment of such principal, Breakage Costs, if any, and interest, without any preference or priority of one Note over another, ratably according to the aggregate amount so due for principal, Breakage Costs, if any, and interest;

                           fifth, so much of such payments or amounts remaining
                  thereafter as shall be required to pay any other Obligations then due and payable shall be applied to the payment of such Obligations; and in case such payments or amounts shall be insufficient to pay in full the whole amount so due and payable, then to the payment of such Obligations without any preference or priority of one Noteholder over another, ratably according to the aggregate amount of Obligations so due;

                           sixth, so much of such payments or amounts remaining
                  thereafter as shall be required to pay any Other Obligations then due and payable shall be applied to the payment of such Other Obligations; and in case such payments or amounts shall be insufficient to pay in full the whole amount so due and payable, then to the payment of such Other Obligations without any preference or priority of one Other Noteholder over another, ratably according to the aggregate amount of Other
                  Obligations so due; and

                           seventh, the balance, if any, of such payments or
                  amounts remaining thereafter shall be held by the Indenture
                  Trustee as collateral security for the Obligations and Other
                  Obligations on a pro rata basis until such time as no Event of Acceleration shall be continuing hereunder and no "Event of Acceleration" as defined in the Other Indentures shall be continuing thereunder or the Notes have been accelerated and all amounts due thereon and in respect of the Obligations and the Other Obligations have been paid, at which time such payments or amounts shall be distributed to the Company.

                  Section 5.04.     Funds Held by Indenture Trustee; Investments.

                  At any time and from time to time, so long as no Material
Potential Event of Acceleration or Event of Acceleration shall have occurred and be continuing, the Indenture Trustee


                                      -42-

shall, upon the written instructions of the Company, invest and reinvest in Permitted Investments as specified in the written instructions of the Company, any monies on deposit with the Indenture Trustee as part of the Collateral, and sell any Permitted Investments, in either case, at such prices, including accrued interest, as are set forth in the written instructions of the Company, and such Permitted Investments shall be held by the Indenture Trustee until so sold in trust as part of the Collateral; provided, that the Company shall upon demand pay to the Indenture Trustee the amount of any loss realized upon maturity, sale or other disposition of any Permitted Investments and, so long as no Event of Acceleration or Material Potential Event of Acceleration shall have occurred and be continuing, be entitled to receive from the Indenture Trustee, and the Indenture Trustee shall promptly pay to the Company, any profit, income interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment. The Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section 5.04.


               ARTICLE 6 - REMEDIES OF THE INDENTURE TRUSTEE UPON
                            AN EVENT OF ACCELERATION

                  Section 6.01.     Event of Acceleration

                  The following events shall constitute "Events of Acceleration"
(whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Acceleration shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

                           (a) The Company shall fail to make any payment when
                  due of (i) principal, interest or Breakage Costs on any Note, and such failure shall continue unremedied for ten (10) days after the same shall have become due and payable or (ii) any other amounts due under the Note Purchase Documents, and such failure shall continue unremedied for fifteen (15) Business
                  Days after the Indenture Trustee or a Majority in Interest of Noteholders has notified the Company of such failure; or

                           (b) The Company shall fail to procure and maintain
                  insurance pursuant to Section 4.06 or such insurance shall be cancelled or lapse; provided that such lapse or cancellation shall not constitute an Event of Acceleration until the earlier of (i) thirty (30) days (or if thirty (30) days is unavailable pursuant to Section 4.06(c), such shorter period as is available pursuant to such Section) after receipt by the Company or the Indenture Trustee of written notice of such lapse or cancellation (or seven (7) days or such shorter time as may be standard in the industry with respect to war-risk coverage) or (ii) the date that such lapse or cancellation is effective as to the Indenture Trustee or any Noteholder; or


                                      -43-

                           (c) The Company shall fail to observe or perform any
                  of its covenants or obligations in this Indenture or any other
                  Note Purchase Documents (other than those covered by Sections
                  6.01(a) and 6.01(b)), and such failure shall continue for a period of 30 days after delivery of written notice of such failure from the Indenture Trustee or a Majority in Interest of Noteholders, unless such failure is curable and the Company shall then be diligently proceeding to correct such failure and shall in fact correct such failure within a reasonable time thereafter, but in no event more than one hundred fifty
                  (150) days after delivery of such notice; or

                           (d) Any representation or warranty made by the
                  Company herein or in any other Note Purchase Documents
                  Document or in any document or certificate furnished to the Indenture Trustee or any Noteholder in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been incorrect in any material respect as of the date made and shall remain material at the time in question and shall not be remedied within thirty (30) days after written notice thereof has been given to the Company by the Indenture Trustee or any Noteholder, unless such incorrectness is curable and Company shall, after delivery of such notice, be diligently proceeding to correct such failure and shall in fact correct such failure within one hundred fifty (150) days after the delivery of such notice; or

                           (e) The Company shall consent to the appointment of
                  or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property or shall fail to pay its debts generally as they come due (as provided in 11 U.S.C. ss. 303(h)(1)), or shall make a general assignment for the benefit of its creditors, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under bankruptcy or insolvency or similar laws, as now or hereafter constituted or shall file an answer admitting the material allegations of a petition filed against it in any involuntary proceeding, or shall otherwise seek relief under the provisions of any now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, composition, extension or adjustment with its creditors; or

                           (f) An order, judgment or decree shall be entered in
                  any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or of any substantial part of its property, or any substantial part of the property of the Company shall be sequestered, and any such order, judgment, decree, appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of sixty
                  (60) days after the date of entry thereof; or


                                      -44-

                           (g) A petition against the Company in a proceeding
                  under the bankruptcy laws, other insolvency or similar laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as property filed and such approval shall not be withdrawn or the proceeding dismissed within sixty (60) days thereafter, or a decree or order for relief in respect of the Company shall be entered by a court of competent jurisdiction in an involuntary case under such bankruptcy, insolvency or similar laws, as now or hereafter constituted and such decree or order shall remain unstayed in effect for a period of sixty (60) days, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Company or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of sixty (60) days; or

                           (h) final judgment or judgments for the payment of
                  money in excess of $____________ shall be outstanding against the Company for more than thirty (30) days from the date of its entry and has not been discharged in full, vacated, bonded
                  (in a manner sufficient to stay enforcement) or stayed; or

                           (i) the Company shall default in the observance or
                  performance of any agreement or condition relating to any Indebtedness (as hereinafter defined) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition being that any outstanding Indebtedness in excess of $__________ (or the equivalent in any foreign currency) has become payable prior to its stated maturity or due date (and such acceleration is not (i) promptly waived by the holders of such Indebtedness, (ii) being contested in good faith by appropriate proceedings or (iii) in the case of any Indebtedness of the type described in clause (D) below, satisfied by the Company promptly upon the same becoming due);
                  it being understood and agreed for purposes of this Section
                  6.01(i) that "Indebtedness" means the Company's obligations for (A) borrowed money, (B) under any lease, (C) in respect of Taxes imposed upon the Company's income or profits or upon any property belonging to the Company, it being acknowledged that for purposes of this clause 6.01(i), any such Indebtedness shall be deemed to be "payable prior to its stated maturity or due date" at such time as nonpayment of the same results in the imposition of a Lien on any property of the Company, or
                  (D) under any agreement whereby the Company guarantees the obligations of any other Person for borrowed money or under a lease by such Person; or



                                      -45-

                           (j) the Company shall cease to be a Certificated Air
                  Carrier and such circumstance results in either (i) the inability of the Company to operate aircraft in revenue service or (ii) the Indenture Trustee no longer being entitled to the benefits of Section 1110 of the Bankruptcy Code, and in either case such condition shall continue for a period of ten
                  (10) days; or

                           (k) the Lien of this Indenture shall cease to be a
                  valid first priority Lien (other than as a result of any Permitted Lien) on (i) the Collateral (other than the
                  Aircraft) and such condition shall continue for a period of ten (10) days after a responsible officer of the Company has actual knowledge of such condition or (ii) the Aircraft.

                  Section 6.02.     Remedies with Respect to Collateral

                  (a) Remedies Available. Upon the occurrence of any Event of Acceleration and at any time thereafter so long as the same shall be continuing, the Indenture Trustee (in accordance with the provisions of Article 7 hereof) may, and upon the written instructions of a Majority in Interest of Noteholders, the Indenture Trustee shall, do one or more of the following:

                  (i) By written notice to the Company, declare to be forthwith due and payable the sum of (A) the aggregate unpaid principal amount of the Notes, plus (B) the amount of accrued but unpaid interest on the Notes, plus
Breakage Costs and (C) all other sums then owing by the Company hereunder and under the other Note Purchase Documents, without presentment, demand, protest, notice or any other formality, all of which are hereby waived; provided that, if an Event of Acceleration referred to in Section 6.01(e), (f) or (g) shall have occurred, then in every such case (V) the aggregate unpaid principal amount of the Notes, plus (W) the amount of accrued but unpaid interest on the Notes, plus
(X) Breakage Costs and all other sums then owing by the Company hereunder and under the other Note Purchase Documents, shall immediately and without further act become due and payable, without presentment, demand, protest, notice or any other formality, all of which are hereby waived;

                  (ii) Subject to the provisions of Article 3 hereof:

                           (A) cause the Company, upon the written demand of the
                  Indenture Trustee, at the Company's cost and expense, to deliver promptly, and the Company shall deliver promptly, all or such part of the Airframe or any Engine as the Indenture
                  Trustee may so demand to the Indenture Trustee or its order, or the Indenture Trustee, at its option, may enter upon the premises where all or any part of the Airframe or any Engine are located and take immediate possession (to the exclusion of the Company and all Persons claiming under or through the Company) of and remove the same together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or


                                      -46-

                  secured party of such engine (and, at the Indenture Trustee's option, store the same at the Company's premises until disposal thereof by the Indenture Trustee); all without liability accruing to the Indenture Trustee or the Noteholders for or by reason of such entry or taking of possession or removal other than for restoration of property damaged by such taking of possession or removal;

                           (B) sell all or any part of the Airframe and any
                  Engine at public or private sale, whether or not the Indenture
                  Trustee shall at the time have possession thereof, as the Indenture Trustee may determine, or lease or otherwise dispose of or hold, use or operate all or any part of the Airframe or such Engine as the Indenture Trustee, in its sole discretion, may determine, all free and clear of any rights or claims of whatsoever kind of the Company and the Company shall remain liable for any deficiency between the net sales proceeds and the amount of the unpaid Obligations;

                           (C) exercise any or all of the rights and powers and
                  pursue any and all remedies which may be available to it under Applicable Law.

                  Upon every taking of possession of Collateral under this
Section 6.02, the Indenture Trustee may, from time to time, at the Company's cost and expense make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper. In each such case, the Indenture Trustee shall have the right to maintain, store, lease, control or manage the Collateral and to exercise all rights and powers of the Company relating to the Collateral in connection therewith, as the Indenture Trustee shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, insurance, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Indenture Trustee may determine; and the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Indenture
Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Indenture Trustee hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all Persons properly engaged and employed by the Indenture Trustee.

                  In addition, the Company shall be liable for all legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Acceleration or the exercise of the


                                      -47-

Indenture Trustee's remedies with respect thereto, including all costs and expenses incurred in connection with the retaking or return of the Airframe or any Engine in accordance with the terms hereof or under any Applicable Law, which amounts shall, until paid, be secured by the Lien of this Indenture.

                  If an Event of Acceleration shall have occurred and be continuing, at the request of the Indenture Trustee the Company shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative designated by the Indenture
Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Collateral to which the Indenture Trustee shall at the time be entitled hereunder. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, the Indenture Trustee may obtain a judgment conferring on the Indenture Trustee the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the Company hereby specifically consents to the fullest extent it may lawfully do so.

                  Nothing in the foregoing shall affect the right of each Noteholder to receive all payments of principal of, and interest on, the Note or Notes held by such Noteholder and all other amounts owing to such Noteholder as and when the same may be due.

                  (b) Notice of Sale. The Indenture Trustee shall give the
Company at least fifteen (15) days' prior notice of any public sale or of the date on or after which any private sale will be held, which notice the Company hereby agrees is reasonable notice. The Noteholders (or the Indenture Trustee on their behalf) shall be entitled at any sale pursuant to this Section 6.02, to credit against the purchase price bid at such sale by such Noteholder (or the Indenture Trustee on their behalf) all or any part of the unpaid Obligations owing to such Noteholder and secured by the Lien of this Indenture.

                  (c) Rescission of Default. At any time after the Indenture
Trustee has declared the unpaid principal amount of all Notes then outstanding to be due and payable and prior to the sale of any part of the Collateral pursuant to this Article 6, a Majority in Interest of Noteholders, by written notice to the Company and the Indenture Trustee, may rescind and annul such declaration and its consequences if: (i) there has been paid to or deposited with the Indenture Trustee an amount sufficient to pay all overdue installments of principal of, and interest on, the Notes, that have become due otherwise than by such declaration of acceleration, and (ii) all other Events of Acceleration, other than nonpayment of principal or interest on the Notes that have become due solely because of such acceleration have been cured or waived in accordance with
Section 6.02(d).

                  (d) Waiver of Defaults. Upon written instructions from a Majority in Interest of Noteholders, the Indenture Trustee shall waive any default hereunder and its consequences, except


                                      -48-

a default: (i) in the payment of the principal of, Breakage Costs, if any, or interest on, or other amounts due under any Note or any other Note Purchase
Document or (ii) in respect of a covenant or provision hereof which under
Section 11.01(b) hereof cannot be modified or amended without the consent of each Noteholder affected thereby (which defaults may be waived by all the Noteholders affected thereby). Upon any such waiver, such default shall cease to exist, and any Event of Acceleration arising therefrom shall be deemed to have been cured for every purpose of the Note Purchase Documents; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Section 6.03.  Remedies Cumulative

                  Each and every right, power and remedy herein specifically given to the Indenture Trustee or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein.

                  Section 6.04.  Discontinuance of Proceedings

                  In case the Indenture Trustee shall have proceeded to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Company and the Indenture Trustee shall be restored to their former positions and rights hereunder with respect to the property, subject to the Lien of this Indenture, and all rights, remedies and powers of the Indenture Trustee shall continue, as if no such proceedings had been undertaken (but otherwise without prejudice).


                   ARTICLE 7 - DUTIES OF THE INDENTURE TRUSTEE

                  Section 7.01. Notice of Event of Acceleration; Action Upon
Event of Acceleration.



                                      -49-

                  If any payments of the principal of, interest or Breakage
Costs (if any) on, the Notes due and payable on any Payment Date shall not have been paid in full on such Payment Date, the Indenture Trustee shall give telephonic notice within three Business Days (followed by prompt written notice) to the Company specifying the amount and nature of such deficiency in payment.
In the event the Indenture Trustee shall have knowledge of any other Event of Acceleration, the Indenture Trustee shall give notice of such Event of Acceleration to the Company and each Noteholder by telephone within five (5)
Business Days (to be promptly confirmed in writing). In the event the Indenture
Trustee shall have knowledge of an Event of Acceleration or if a Potential Event of Acceleration relating to Section 6.01(a) shall have occurred, it shall promptly give notice thereof to the Company's insurers as contemplated by
Section 4.06(c). Subject to the terms of Sections 6.02 and 7.03, the Indenture
Trustee shall take such action, or refrain from taking such action, with respect to an Event of Acceleration as the Indenture Trustee shall be instructed in writing by a Majority in Interest of Noteholders. If the Indenture Trustee shall not have received instructions as above provided within twenty (20) days after the mailing of notice of such Event of Acceleration to the Noteholders, the Indenture Trustee may, but shall not be obligated to, take such action, or refrain from taking such action, with respect to such Event of Acceleration or such event or condition as it shall determine to be advisable in the best interests of the Noteholders. The Indenture Trustee shall forthwith notify the Noteholders if it elects to take such action. For all purposes of this Indenture, in the absence of actual knowledge, the Indenture Trustee shall not be deemed to have knowledge of an Event of Acceleration unless notified in writing by the Company or one or more Noteholders; and actual knowledge (as used in the foregoing clause) of the Indenture Trustee shall mean "actual knowledge" of an officer in the corporate trust administration department of the Indenture
Trustee; provided, however, that the Indenture Trustee shall be deemed to have actual knowledge of (i) the failure of the Company to pay any principal of and Breakage Costs, if any, and interest on the Notes directly to the Indenture
Trustee on the date the same shall become due or (ii) the failure of the Company to maintain insurance as required under Section 4.06 if the Indenture Trustee shall receive notice thereof from an insurer or insurance broker. The Indenture
Trustee hereby agrees that not later than three (3) Business Days after such non-payment or the receipt of such notice, it shall give telephonic notice of such non-payment or receipt to the Company and each Noteholder, promptly confirmed by written notice to such parties).

                  Section 7.02.     Action Upon Instructions

                  Subject to the terms of Sections 7.01 and 7.03, upon the written instructions at any time of a Majority in Interest of Noteholders, the Indenture Trustee shall take such of the following actions as may be specified in such instructions or this Indenture: (i) give such notice, direction or consent, or exercise such right, remedy or power hereunder or in respect of all or any part of the Collateral or (ii) take such other action as shall be specified in such instruction; it being understood that without the written instructions of a Majority in Interest of Noteholders the Indenture Trustee shall not take any action pursuant to this Section 7.02.

                                      -50-

                  Upon the payment in full of the principal of and interest and Breakage Costs, if any, on all Notes, and all other Obligations, the Indenture
Trustee shall in each case, upon the written request and the cost and expense of the Company execute and deliver to, or as directed in writing by, the Company an appropriate instrument (in due form for recording) releasing the Aircraft and the balance of the Collateral from the Lien of this Indenture.

                  Section 7.03.     Indemnification

                  (a) The Indenture Trustee shall not be required to take any action or refrain from taking any action under Section 7.01 (other than the first two sentences thereof) or 7.02 or Article 6 if it shall have reasonable grounds for believing that repayment of any funds expended by it or adequate indemnification against any risks incurred in connection therewith is not reasonably assured to it; provided, that no indemnification shall be required for the consequences of the Indenture Trustee's gross negligence, wilful misconduct and, in receiving, handling or remitting funds only, its failure to use ordinary care as Indenture Trustee. The Indenture Trustee shall not be required to take any action under Section 7.01 or 7.02 or Article 6, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised in writing by independent counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

                  (b) Each Noteholder may, but shall not be required to, participate in any indemnification of the Indenture Trustee given pursuant to paragraph (a) of this Section 7.03. Each Noteholder so participating shall be entitled to reimbursement for such participation ratably, without priority of one over any other in the proportion of the amounts of such unreimbursed payments made pursuant to this Section 7.03.

                  Section 7.04. No Duties Except as Specified in Indenture or
Instructions

                  The Indenture Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, this Indenture, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions received pursuant to the terms of Section 7.01 or 7.02; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee.

                  Section 7.05. No Action Except Under Indenture or Instructions

                  The Indenture Trustee agrees that it will not manage, control, use, sell, dispose of or otherwise deal with the Aircraft or other property constituting part of the Collateral except (i) in accordance with the powers granted to, or the authority conferred upon, the Indenture Trustee pursuant to this Indenture, or (ii) in accordance with the express terms or with written instructions pursuant to Section 7.01 or 7.02.


                                      -51-

                        ARTICLE 8 - THE INDENTURE TRUSTEE

                  Section 8.01.     Acceptance of Trusts and Duties

                  The Indenture Trustee accepts the trust hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all moneys received by it constituting part of the Collateral in accordance with the terms. The Indenture
Trustee shall have no liability hereunder or under the Note Purchase Agreement, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds) or breach of any of its representations, warranties or covenants set forth herein or in the Note Purchase Agreement.

                  Section 8.02.     [Intentionally Omitted]

                  Setion 8.03.     Absence of Duties

                  Except in accordance with written instructions or requests furnished pursuant to Section 7.01 or Section 7.02 and except as provided in, and without limiting the generality of, Section 7.04, the Indenture Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not the Company shall be in default with respect thereto, (iii) to confirm, verify or inquire into the failure to receive any financial statements of the Company or (iv) to inspect the Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Company's covenants under this Indenture with respect to the Aircraft. Notwithstanding the foregoing the Indenture Trustee will furnish to each Noteholder, so long as such Noteholder or its nominees shall hold any of the Notes, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee, to the extent that the same shall not have been otherwise furnished to such Noteholder pursuant to this Indenture or to the extent the Indenture Trustee does not reasonably believe that the same shall have been furnished by the Company directly to such Noteholder.

                  Section 8.04. No Representations or Warranties as to the
Aircraft or Documents

                  The Indenture Trustee shall not be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Notes, or any Indenture Supplement or any other document or instrument, or as to the correctness of any statement (other than a statement by the Indenture Trustee) contained herein or therein, except as expressly set forth in the Note Purchase Documents.

                                      -52-

                  Section 8.05.     No Segregation of Moneys; No Interest

                  No moneys received by the Indenture Trustee hereunder need be segregated in any manner except to the extent required by law, and any such moneys may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Indenture Trustee, and except as otherwise agreed by the Indenture Trustee, the Indenture Trustee shall not be liable for any interest thereon.

                  Section 8.06.     Reliance; Agents; Advice of Counsel.

                  The Indenture Trustee shall incur no liability to anyone acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.
The Indenture Trustee may accept a copy of a resolution of the Board of Directors of the Company or any Noteholder, certified by the Secretary or an Assistant Secretary of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Indenture Trustee may for all purposes rely on a certificate, signed by an officer of the Company, as to such fact or matter, and such certificate shall constitute full protection to the Indenture Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Indenture
Trustee shall furnish to the Company upon request such information and copies of such documents as the Indenture Trustee may have and as are necessary for the Company to perform its duties under Article 2. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Company is authorized to enter into this Indenture and to take all actions permitted to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Company with respect thereto. In the administration of the trust hereunder, the Indenture Trustee may execute any trust or power and perform its duties hereunder directly or through agents or attorneys and may, at the Company's cost and expense, consult with independent counsel, accountants and other skilled persons to be selected and employed by it, and the Indenture
Trustee shall not be liable for anything done, suffered, or omitted in good faith by it in accordance with the written advice or opinion of any such independent counsel, accountants or other skilled persons acting within such persons' area of competence (so long as the Indenture Trustee shall have exercised reasonable care in selecting such persons).

                  Section 8.07. Compensation and Expenses of Indenture Trustee

                  The Company agrees to pay upon written demand the reasonable and customary fees and reasonable out-of-pocket costs and expenses (including legal fees and expenses) of the Indenture Trustee in the performance of its responsibilities hereunder and agrees to indemnify the Indenture Trustee against any taxes imposed upon it relating thereto (other than taxes, fees or charges based on or measured by any fees or compensation received by the Indenture
Trustee for services rendered in connection with the transactions contemplated hereby). The Indenture Trustee agrees that it shall


                                      -53-

have no right against the Noteholders or, except as provided in Sections 5.02 and 5.03, the Collateral, for any fee as compensation for its services hereunder. The provisions of this Section 8.07 with respect to costs and expenses shall survive the termination of this Indenture.


                             ARTICLE 9 - [RESERVED]


                    ARTICLE 10 - SUCCESSOR INDENTURE TRUSTEE

                  Section 10.01. Resignation of Indenture Trustee; Appointment of Successor

                  (a) The resignation or removal of the Indenture Trustee and the appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee's acceptance of appointment as provided in this Section 10.01. The Indenture Trustee or any successor thereto may resign at any time without cause by giving at least thirty (30) days' prior written notice to the Company and each Noteholder. A Majority in Interest of Noteholders may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Company and the Indenture Trustee. In addition, unless an Event of Acceleration or Material Potential Event of Acceleration has occurred and is continuing, the Company may remove the Indenture Trustee: (i) if the Indenture
Trustee fails to comply with Section 10.01(c), (ii) if the Indenture Trustee is adjudged a bankrupt or an insolvent, (iii) if a receiver or public officer takes charge of the Indenture Trustee or its property, (iv) if the Indenture Trustee becomes incapable of performing its duties hereunder, or (v) for cause, in each case by giving written notice to the Indenture Trustee and each Noteholder.

                  In the case of the resignation or removal of the Indenture
Trustee, the Company may appoint a successor Indenture Trustee subject to the approval of a Majority in Interest of Noteholders. If a successor Indenture
Trustee shall not have been appointed and accepted its appointment hereunder within sixty (60) days after the Indenture Trustee gives notice of resignation as provided above, the retiring Indenture Trustee, the Company or a Majority in Interest of Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Any successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as provided above within one year from the date of the appointment by such court.

                  (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Company and to the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture
Trustee, without further act, shall become vested with all the estates, properties, right, powers, duties and trusts of the predecessor Indenture
Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein and the predecessor Indenture
Trustee shall be released of all future duties

                                      -54-

and obligations hereunder; but nevertheless, upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver, at the Company's cost and expense, an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor
Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all moneys or other property then held by such predecessor Indenture Trustee hereunder.

                  (c) The successor Indenture Trustee shall be a bank or trust company having a combined capital and surplus of at least $__________, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

                  (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture
Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Indenture Trustee under this Indenture without further act.

                  Section 10.02 Appointment of Separate Trustees. (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken or if the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Noteholders, the Indenture Trustee, by an instrument in writing signed by it, and without the concurrence of the Company, may appoint one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Collateral with such powers as may be provided in an agreement supplemental hereto.

                  (b) The Indenture Trustee and, at the request of the Indenture
Trustee, the Company, shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee and the Company hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver the same in the event that the Company shall not itself execute and deliver the same within twenty
(20) days after receipt by it of such request so to do. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, she or they shall be vested with such interest in the Collateral or any part thereof and with such rights and duties as shall be specified in the instrument of appointment, jointly with the Indenture Trustee (except insofar as local law makes it necessary for any such separate trustee or separate trustees or


                                      -55-

co-trustee to act alone) subject to all the terms of this Indenture. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its or her attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its or her behalf and in its or her name. In case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the interest in the Collateral and all assets, property, rights, powers, trusts, obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

                  (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 10.02.

                  (d) Every separate trustee and co-trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:

                           (i) all powers, duties, obligations and rights
                  conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee;

                           (ii) all other rights, powers, duties and obligations
                  conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or separate trustees or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations
                  (including, if applicable, the holding of title to the Collateral in any such jurisdiction) shall be exercised and performed by such separate trustee or separate trustees or co-trustee;

                           (iii) no power hereby given to, or with respect to
                  which it is hereby provided may be exercised by, any such separate trustee or separate trustees or co-trustee shall be exercised hereunder by such Person except jointly with, or with the consent of, the Indenture Trustee; and

                           (iv) no trustee hereunder shall be personally liable
                  by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law, or take any such action or shall be advised by such counsel that it is no longer legally required or necessary or prudent in the interest of the Noteholders or in the event the


                                      -56-

Indenture Trustee shall have been requested to do so by a Majority in Interest of Noteholders, the Indenture Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any separate trustee or separate trustees or co-trustee.

                  (e) Any request, approval or consent in writing by the Indenture Trustee to any separate trustee or separate trustees or co-trustee shall be sufficient warrant to such separate trustee or separate trustees or co-trustee, as the case may be, to take such action as may be so requested, approved or consented to.

                  (f) Notwithstanding any other provision of this Section 10.02, the powers of any separate trustee or separate trustees or co-trustee appointed pursuant to this Section 10.02 shall not in any case exceed those of the Indenture Trustee hereunder.

                 ARTICLE 11 - SUPPLEMENTS AND AMENDMENTS TO THIS
                          INDENTURE AND OTHER DOCUMENTS

                  Section 11.01. Supplemental Indentures Without Consent of
Noteholders

                  (a) The Company and the Indenture Trustee, at any time and from time to time, without notice to or the consent of the Noteholders, may enter into one or more indentures supplemental hereto for any of the following purposes:

                           (i) to correct or amplify the description of any
                  property at any time subject to the Lien of this Indenture or better to assure, convey and confirm unto the Indenture
                  Trustee any property subject or required to be subject to the Lien of this Indenture or to subject to the Lien of this Indenture any Airframe or Engine or any airframe or engine substituted for any Airframe or Engine in accordance with the terms hereof; or

                           (ii) to add to the covenants of the Company, for the
                  benefit of the Noteholders, or to surrender any right or power herein conferred upon the Company; or

                           (iii) to provide for the appointment of a separate
                  trustee or trustees or co-trustee pursuant to Section 10.02.

                  (b) Supplemental Indentures With Consent of Majority in
Interest of the Noteholders. With the written consent of a Majority in Interest of Noteholders, the Company may, and the Indenture Trustee, subject to Section
11.02, shall, at any time and from time to time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any


                                      -57-

manner the rights and obligations of the Noteholders and of the Company under this Indenture; provided, however, without the consent of each Noteholder affected thereby, no such supplemental indenture shall:

                           (i) change the final maturity of the principal of any
                  Note, or change the dates or amounts of payment of any installment of the principal of or Breakage Costs (if any) or interest on any Note or other amounts, or reduce the principal amount thereof or the Breakage Costs (if any) or interest thereon or other amounts, or change to a location outside the United States the place of payment where, or the coin or currency in which, any Note or the Breakage Costs (if any) or interest thereon or other amounts is payable, or impair the right to institute suit for the enforcement of any such payment of principal or Breakage Costs (if any) or interest or other amounts on or after the date such principal or Breakage
                  Costs (if any) or interest or other amounts becomes due and payable; or

                           (ii) create any lien with respect to the Collateral
                  ranking prior to, or on a parity with, the security interest created by this Indenture, or deprive any Noteholder of the benefit of the Lien on the Collateral created by this Indenture; or

                           (iii) reduce the percentage in principal amount of
                  the Notes, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture, or of certain defaults hereunder and their consequences) provided for in this Indenture; or

                           (iv) modify any provisions of this Section 11.01(b),
                  except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Note affected thereby.

                  Section 11.02.    Indenture Trustee Protected.

                  If in the opinion of the Indenture Trustee any document required to be executed pursuant to the terms of Section 11.01 or 11.02 adversely affects any right, duty, immunity or indemnity in favor of the Indenture Trustee under this Indenture, or the Note Purchase Agreement, the
Indenture Trustee may in its discretion decline to execute such document.

                  Section 11.03.    Requirement of Substance, Not Form.

                  It shall not be necessary for any consent of the Noteholders under Section 11.01(b) to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.



                                      -58-

                  Section 11.04.    Documents Mailed to Noteholders.

                  Promptly after the execution by the Indenture Trustee of any document entered into pursuant to this Article 11, the Indenture Trustee shall mail, by first-class mail, postage prepaid, a conformed copy thereof to each Noteholder at its address last known to the Indenture Trustee, but the failure of the Indenture Trustee to mail such conformed copies shall not impair or affect the validity of such document.


                           ARTICLE 12 - MISCELLANEOUS

                  Section 12.01.    Termination of Indenture.

                  This Indenture and the trust created hereby shall terminate and this Indenture shall be of no further force or effect upon the payment in full of the principal amount of, Breakage Costs (if any), and interest on all Notes outstanding hereunder and all other sums payable to the Indenture Trustee, the Noteholders and any Indemnified Persons hereunder and under the Note
Purchase Documents (notwithstanding that amounts may be outstanding under the Other Note Purchase Documents), except as otherwise provided in Section 7.2 of the Note Purchase Agreement and except to the extent monies are distributable under clauses sixth and seventh of Section 5.03 . Subject to the exception set forth in the preceding sentence, upon such termination, the Indenture Trustee shall, at the Company's cost and expense, execute such termination statements and other documents as are reasonably requested by the Company to evidence the release of the Lien of this Indenture. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

                  Section 12.02.    No Legal Title to Collateral in Noteholder.

                  No Noteholder shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of an Note or other right, title and interest of a Noteholder in and to the Collateral or this Indenture shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Noteholder to an accounting or to the transfer to it of legal title to any part of the Collateral.

                  Section 12.03. Sale of Aircraft by Indenture Trustee is
Binding.

                  Any sale or other conveyance of the Aircraft by the Indenture
Trustee made pursuant to the terms of this Indenture shall bind the Noteholders and the Company, and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Company, and the Noteholders in and to the Aircraft. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.


                                      -59-

                  Section 12.04. Further Assurances. (a) Forthwith upon the execution and delivery of each Indenture Supplement from time to time and upon the execution and delivery of any amendment to this the Indenture, the Company at its own cost and expense will cause such Indenture Supplement or amendment to be duly filed and recorded, and maintained of record, in accordance with the Applicable Laws of the government of registry of the Aircraft. In addition, the Company will, at its own cost and expense, cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as any Noteholder or the Indenture Trustee shall reasonably require for accomplishing the purposes of this Agreement and the other Note Purchase
Documents and to establish, protect and preserve the rights, title and interest of the Noteholders and the Indenture Trustee in and to the Collateral and under the Note Purchase Documents; provided that any instrument or other document so executed by the Company will not expand any obligations or limit any rights of the Company in respect of the transactions contemplated by any of the Note
Purchase Documents. The Company shall not intentionally take any action which will jeopardize any such right, title and interest, including anything which will adversely affect the registration of the Aircraft with the FAA or any other
Aeronautical Authority in a jurisdiction where the Aircraft is then registered in accordance with Section 4.02(e).

                  (b) The Company agrees at its own expense to furnish to the Indenture Trustee promptly after execution and delivery of any supplement and amendment hereto, an opinion of counsel satisfactory to the Indenture Trustee stating that in the opinion of such counsel, such supplement or amendment to the Indenture (or a financing statement, continuation statement or similar notice thereof if and to the extent permitted or required by Applicable Law) has been properly recorded or filed for record in all public offices in which such recording or filing is necessary to protect the right, title and interest of the Indenture Trustee hereunder.

                  Section 12.05. No Representation or Warranties as to Aircraft or Note Purchase Documents. NONE OF THE INDENTURE TRUSTEE (IN ITS INDIVIDUAL
CAPACITY OR IN ITS CAPACITY AS INDENTURE . TRUSTEE) OR THE NOTEHOLDERS MAKES OR
SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED,
AS TO, AND SHALL HAVE NO LIABILITY IN RELATION TO, THE TITLE, DESCRIPTION,
AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN,
QUALITY, DURABILITY, OPERATION, MERCHANTABILITY, CONSTRUCTION, PERFORMANCE OR
FITNESS FOR USE OR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE
ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE
ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE
ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR AS TO THE QUALITY OF
THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT OR ANY PART THEREOF OR ANY OTHER
REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF
WHATSOEVER.

                                      -60-

                  Section 12.06. Indenture and Notes for Benefit of Indenture
Trustee and Noteholders Only.

                  Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the Company, the Indenture
Trustee, and the Noteholders any legal or equitable right, remedy or claim under or in respect of this Indenture or any Note.

                  Section 12.07.    Section 1110 of the Bankruptcy Code.

                  It is the understanding and intention of the parties hereto that the security interest created hereby shall entitle the holders from time to time of the Notes to all of the benefits of Section 1110 of Chapter 11 of the Bankruptcy Code in the event of any reorganization of the Company under such chapter.

                  Section 12.08.    Notices

                  Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in writing, and sent by United States mail, with proper postage for first class registered or certified mail prepaid, delivered personally, or sent by telecopy or overnight courier addressed (i) if to the Company, at its office at 300 W. Morgan Street, Suite 1200, Durham, NC 27701, Attention: General
Counsel (telecopy no.: (919) 956-7568), (ii) if to the Indenture Trustee, at its office at 25 South Charles Street, Mail Code 101-591, Baltimore, Maryland 21201,
Attention: Corporate Trust Department (telecopy (410) 244-4236), (iii) if to any
Noteholder, at the address set forth in the register maintained pursuant to
Section 2.11, or at such address as such Noteholder shall have furnished by notice to the Company and the Indenture Trustee, and (iv) if to any of the foregoing Persons, at such other address as such Person shall from time to time designate by written notice to the other parties hereto in accordance with this
Section 12.08.

                  Written notice shall be deemed given when it is in fact received (by mail or otherwise) by any addressee at the respective addresses specified above.

                  Notwithstanding any other provision, if any payment of principal of, Breakage Costs, if any, and interest on the Notes is not received by the Indenture Trustee when due, the Indenture Trustee shall on the next succeeding Business Day use its reasonable best efforts to give immediate written notice by telecopy or its equivalent or by telephone (confirmed in writing) to the Company and each Noteholder, which notice shall be effective when given.

                  Section 12.09.    Separate Counterparts.

                  This Indenture may be executed in any number of counterparts
(and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this


                                      -61-

Indenture including a signature page executed by each of the parties hereto shall be an original counterpart of this Indenture, but all of such counterparts together shall constitute one instrument.

                  Section 12.10.    Successors and Assigns.

                  All covenants and agreements contained herein and in the Note
Purchase Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and permitted assigns, and the Indenture Trustee and its successors and permitted assigns, and each Noteholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Noteholder shall bind the successors and assigns of such Noteholder.

                  Section 12.11.    Governing Law

                  This Indenture shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance. This Indenture is being delivered in the State of New York.

                  Section 12.12.    Normal Commercial Relations

                  Anything contained in this Indenture to the contrary notwithstanding, the Company or the Indenture Trustee or any Affiliate of the Company or the Indenture Trustee (in its individual capacity or otherwise) may enter into commercial banking or other financial transactions, and conduct banking or other commercial relationships, fully to the same extent as if this Indenture were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

                  Section 12.13     Severability

         Any provision of this Indenture which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 12.14.    No Oral Modifications or Continuing Waivers

                  No terms or provisions of this Indenture or the Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other
Person whose consent is required pursuant to this Indenture; and any waiver of

                                      -62-

the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

                  Section 12.15.    Headings

                  The headings of the various Articles and Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  Section 12.16.    Cross-Collateralization

                  Notwithstanding anything in Section 12.10 or otherwise herein to the contrary, the parties hereto acknowledge that the Collateral is subject to a security interest in favor of the Indenture Trustee, as Indenture Trustee hereunder and as Indenture Trustee under the Other Indentures, to secure the Obligations and the Other Obligations as provided herein and that the Indenture
Trustee is executing this Indenture as Indenture Trustee hereunder and as Indenture Trustee under the Other Indentures for purposes of effecting such cross-collateralization and as Indenture Trustee under the Other Indentures shall be entitled to the benefits of this Indenture to the extent relating to such cross-collateralization.


                                      * * *


                                      -63-

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers or attorneys-in-fact, as the case may be, thereunto duly authorized, as of the day and year first above written.

                                MIDWAY AIRLINES CORPORATION

                                By
                                     Name:
                                     Title:


                                THE FIRST NATIONAL BANK OF MARYLAND
                                     as Indenture Trustee

                                By
                                     Name:
                                     Title:



                                      -64-

                                                                      APPENDIX A

                  The definitions stated herein shall, except as otherwise provided, apply equally to both the singular and plural forms of the terms defined.

                  "Additional Insured" means the Indenture Trustee, in its individual and trust capacities, the Security Trustee, in its individual and trust capacities, and each of the Noteholders and each of their respective successors and permitted assigns and the respective directors, officers and employees of the foregoing.

                  "Aeronautical Authority" means as of any time of determination, the FAA or other governmental authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Aircraft is then registered.

                  "Affiliate," with respect to a specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "After-Tax Basis" means, with respect to any payment to be received or accrued by any Person, the amount of such payment supplemented by a further payment or payments so that the sum of all such payments, after deduction of the net amount of all Taxes actually payable to any Taxing authority as a result of the receipt or accrual of such payments, shall be equal to the payment to be received or accrued.

                  "Agreement," this Agreement," "herein," "hereby," or other like terms shall mean the Note Purchase Document in which such term is used.

                  "Aircraft" means the Airframe (or any Replacement Airframe substituted therefor pursuant to Section 4.05 of the Indenture) together with the two Engines delivered in connection therewith as indicated in the Indenture
Supplement covering such Airframe (or any Replacement Engine substituted for any of said Engines pursuant to Section 4.04 of the Indenture), whether or not any of such initial or substitute Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft.

                  "Airframe" means (A) the Canadair Regional Jet Model
CL-600-2B19 Series 200ER aircraft delivered by the Manufacturer under the Purchase Agreement (except the Engines or engines from time to time installed thereon), identified by U.S. registration number and manufacturer's serial number in an Indenture Supplement; (B) any and all Parts (other than Engines or engines) so long as the same shall be incorporated or installed in or attached to such Airframe or which have been removed therefrom, but which remain subject to the Lien of the Indenture and (C) any Replacement Airframe that may from time to time be substituted, pursuant to Section 4.05 of the Indenture, for such Airframe.

                  "Applicable Law" means all applicable laws, statutes, treaties, rules, codes, ordinances, regulations, permits, certificates, orders, interpretations, licenses and permits of any federal, state, county, municipal, foreign, international, supranational, regional or other Governmental Authority, agency, board, body or instrumentality and judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

                  "Bankruptcy Code" means the United States Bankruptcy Reform
Act of 1978, as amended.

                  "Bills of Sale" means the FAA Bill of Sale and the Full
Warranty Bill of Sale.

                  "Breakage Costs" means, with respect to the prepayment or repayment of any Note, an amount equal to the excess, if any, of (i) the present value, as of the date of the relevant prepayment or repayment of such Note, of the respective installments of principal of and interest on such Note that, but for such prepayment or repayment, would have been payable on each Payment Date after such prepayment or repayment over (ii) the principal amount of such Note then being prepaid or repaid. Such present value shall be determined by discounting the amounts of such installments from their respective Payment Dates to the date of such prepayment or repayment at a rate equal to the Treasury Rate determined on the basis of a Designated Maturity equal to the then Remaining
Weighted Average Life of such Note plus 0.5% (or in the case of any (x) prepayment of such Note made within six months after the holder of such Note has made demand for the payment of any Increased Cost or of any amount pursuant to
Article 6 of the Note Purchase Agreement in respect of withholding Taxes or (y) repayment of the Notes pursuant to Section 6.02 of the Indenture, the Treasury
Rate determined on the basis of a Designated Maturity equal to the then
Remaining Weighted Average Life of such Note plus 1.00%). Each holder of a Note will furnish to the Company and the Indenture Trustee a certificate setting forth the calculation and amount of the Breakage Costs with respect to its Note, which account shall be conclusive absent manifest error.

                  "Business Day" means any day other than a Saturday, Sunday or day on which commercial banking institutions in New York, New York, Baltimore, Maryland (or in the event the Indenture Trustee administers its corporate business in a location other than Baltimore, Maryland such other location) and in the jurisdiction in which the Company has its chief executive offices are authorized by law to be closed.


                                      -2-

                  "Certificated Air Carrier" means a Citizen of the United
States who is an air carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying ten (10) or more individuals.

                  "Citizen of the United States" means a citizen of the United
States as defined in ss. 40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

                  "Civil Reserve Air Fleet Program" means the Civil Reserve Air
Fleet Program administered by the United States Government pursuant to Executive
Order No. 11490, as amended, or any substantially similar program.

                  "Closing Date" shall be the date on which the Initial Lender makes the Loan pursuant to Section 2.1(a) of the Note Purchase Agreement.

                  "Code" means the United States Federal Internal Revenue Code of 1986, as it may be from time to time amended.

                  "Collateral" has the meaning given such term in Section 3.01 of the Indenture.

                  "Company" means Midway Airlines Corporation, a Delaware corporation, and its successors and permitted assigns.

                  "Department of Transportation" means the United States
Department of Transportation and any agency or instrumentality of the United
States Government succeeding to its functions.

                  "Designated Maturity" means, with respect to any determination of a Treasury Rate, the maturity of the United States Treasury Notes designated pursuant to the definition of "Breakage Costs" as being those to be used in the calculation of such Treasury Rate.

                  "Dollars", "Dollar" and "$" means the lawful currency of the United States of America.

                  "Engine" means: (A) each of the two General Electric CF34-3B1 engines listed by manufacturer's serial number in the Indenture Supplement, whether or not from time to time installed on the Airframe or installed on any other aircraft; (B) any Replacement Engine that may from time to time be substituted, pursuant to Section 4.04 of the Indenture, for such Engine; and (C) any and all Parts (other than Engines or engines) incorporated or installed in or attached thereto or which have been removed therefrom, but which remain subject to the Lien of the Indenture.


                                      -3-

                  "Engine Manufacturer's Consent" means the Engine Consent and
Agreement of the Engine Manufacturer to the assignment of the Engine Warranty pursuant to Section 3.01 of the Indenture.

                  "Engine Warranty" means the proposed General Terms Agreement
No. CF34-0897-065 in respect of the Engines expected to be provided to the Company by the Engine Manufacturer.

                  "Engine Manufacturer" means The General Electric Company, a
New York company, and its successors and assigns.

                  "Event of Acceleration" has the meaning given such term in
Section 6.01 of the Indenture.

                  "Event of Loss" with respect to the Aircraft, Airframe or either Engine means any of the following events with respect to such property:

                           (a) payment of an insurance settlement with respect
to such property on the basis of an actual, constructive or compromised total loss;

                           (b) destruction or damage beyond repair or which
renders such property permanently unfit for normal use;

                           (c) theft or disappearance for a period in excess of
sixty (60) consecutive days;

                           (d) the confiscation, condemnation, taking or seizure
of title by any government or instrumentality or agency thereof;

                           (e) with respect to the Airframe only, the
requisition or taking of use of the Aircraft or Airframe by a foreign government or instrumentality or agency thereof, or by an instrumentality or agency of the United States whose obligations do not bear the full faith and credit of the United States, for a continuous period of more than six months;

                           (f) with respect to an Engine, the requisition for
use by any government or instrumentality or agency thereof, and any event deemed to be an Event of Loss with respect to an Engine under Section 4.02(b) of the Indenture; or

                           (g) as a result of any rule, regulation, order or
other action by the FAA, or other governmental body having jurisdiction, the use of the Aircraft for the transportation of passengers shall have been prohibited for a period of twelve (12) consecutive months, unless the Company prior to expiration of such period shall be diligently carrying forward all necessary steps to permit the normal use of the Aircraft and shall within such twelve (12) month


                                      -4-

period have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner, but in any event if such use shall have been prohibited for a period of eighteen (18) continuous months. An
Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss has occurred with respect to the Airframe.

                  "Existing Indebtedness" means the loan made by the Existing
Lender to the Company to finance on an interim basis the acquisition of the Aircraft by the Company from the Manufacturer, together with accrued and unpaid interest thereon.

                  "Existing Lender" means Bombardier Capital Inc., a
Massachusetts corporation.

                  "Existing Mortgage Termination" means a termination of mortgage executed by the Existing Lender evidencing repayment in full of Existing Indebtedness.

                  "FAA" means the United States Federal Aviation Administration, the Administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

                  "FAA Bill of Sale" means that Bill of Sale for the Aircraft or for a Replacement Aircraft on AC Form 8050-2 or such other form as may be acceptable to the FAA for recordation with it, naming the Company as purchaser.

                  "Fixed Rate" means the rate set forth in Section 2.03(a) of the Indenture.

                  "Full Warranty Bill of Sale" means (i) the full warranty bill of sale for the Aircraft executed by Bombardier Capital Inc. in favor of the Company and (ii) a full warranty bill of sale for a Replacement Aircraft, executed by the seller thereof in favor of the Company.

                  "Governmental Authority" means (a) any federal, state, county, provincial, municipal, foreign, international, regional or other governmental or regulatory authority, agency, department, board, body, instrumentality, commission, court or any political subdivision of any of the foregoing, and (b) each person who shall, from time to time, be vested with the control and supervision of, or have jurisdiction over, the registration, airworthiness, operation or other matters relating to aviation including any competent airport authority, air traffic control or navigation authority (including European
Organization for the Safety of Air Navigation (Eurocontrol) and the Federal
Aviation Administration of the United States of America or any person acting on its behalf).

                  "Indemnified Person" has the meaning set forth in Section 5.2 of the Note Purchase Agreement.


                                      -5-

                  "Indenture" means the Trust Indenture and Security Agreement
[N570ML] dated as of ______________, between the Company and the Indenture
Trustee, in the form attached to the Note Purchase Agreement as Exhibit A, as supplemented by the Trust Indenture and Security Agreement Supplement No. 1 referred to in clause (a) of the definition of Indenture Supplement as the same may be further amended, modified or supplemented from time to time.

                  "Indenture Supplement" means (a) the Trust Indenture and
Security Agreement Supplement No. 1, substantially in the form of Annex B to the Indenture, describing with particularity the Aircraft and the Engines and creating a purchase money equipment security interest in the Airframe and Engines and (b) any other supplement to the Indenture from time to time executed and delivered substantially in the form of Annex B to the Indenture.

                  "Indenture Trustee" means The First National Bank of Maryland, in its capacity as indenture trustee under the Indenture on behalf of the Noteholders, and its permitted successors and assigns.

                  "Independent Appraisal" means a written report by an independent aircraft consultant of nationally recognized standing, which is experienced in appraising used aircraft and is familiar with maintenance standards generally, which report states that (i) such appraiser has inspected the Replacement Aircraft, has reviewed the records relating thereto and has read the maintenance requirements of the Indenture and, (ii) such appraiser has read
Section 4.05(c) of the Indenture, (iii) that, in such appraiser's opinion, such appraiser has made an adequate examination or investigation to opine as to whether or not Section 4.05(c) has been complied with and (iv) that Section
4.05(c) has been complied with.

                  "Initial Lender" means Canadian Regional Aircraft Finance
Transaction No. 1 Limited, a Jersey, Channel Islands company.

                  "Initial Lender's Note" has the meaning specified in Section
2.1(a) of the Note Purchase Agreement.

                  "Lender's Liens" means any Liens arising as a result of (i) claims against or affecting the Indenture Trustee, any Noteholder or any Affiliate thereof unrelated to its participation in the transactions contemplated by the Note Purchase Documents or (ii) any act or omission of the Indenture Trustee or any Noteholder or any Affiliate thereof in violation of the Note Purchase Documents.

                  "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim (including any right of ownership).

                  "Loan" has the meaning given to such term in Section 2.1(a) of the Note Purchase Agreement.

                                      -6-

                  "Maintenance Program" means an FAA-approved maintenance program for the Aircraft of the Company or a Permitted Lessee (or at such Permitted Lessee's option during a Permitted Lease, a similar maintenance program approved by the central civil aviation authority of the country of registry, if such program requires substantially equivalent maintenance standards as those required under the laws of the United States, France, the United Kingdom, Germany, Japan, The Netherlands or Canada).

                  "Majority in Interest of Noteholders" means the holders of more than 66 2/3% in aggregate unpaid principal amount of all Notes, if any, outstanding as of such date, excluding any Notes owned or held by the Company or any Affiliate of the Company.

                  "Manufacturer" means Bombardier Inc., a Canadian company, and its successors and assigns.

                  "Manufacturer's Consent" means the Consent and Agreement dated as of _______________ of the Manufacturer to the assignment of the warranties under the Purchase Agreement relating to the Aircraft pursuant to Section 3.01 of the Indenture.

                  "Material Potential Event of Acceleration" means a Potential
Event of Acceleration arising under Sections 6.01(a), (b), (e), (f), (g), (j) or
(k) of the Indenture.

                  "Mortgage Convention" means the Convention on the International Recognition of Rights in Aircraft, June 19, 1948, 4 U.S.T. 1830,
T.I.A.S. No. 2847, 310 U.N.T.S. 151.

                  "Noteholder" means and includes the Initial Lender and each subsequent registered holder from time to time of a Note issued under the Indenture for so long as the Initial Lender or such subsequent holder shall hold such Note.

                  "Note Purchase Agreement" means the Note Purchase Agreement
[N570ML] dated as of _______________, among the Company, the Indenture Trustee, and the Initial Lender, as the same may be amended, modified or supplemented from time to time.

                  "Note Purchase Documents" means the Note Purchase Agreement, the Indenture, the Notes, the Manufacturer's Consent, the Purchase Agreement, the Bill of Sale, the FAA Bill of Sale, the Engine Warranty and the Engine
Manufacturer's Consent.

                  "Notes" means the notes issued by the Company under the Indenture, substantially in the form set forth in Annex A of the Indenture.

                  "Obligations" means the Company's obligation to make the due and punctual (i) repayment of the Notes and interest and Breakage Costs, if any, from time to time due thereon as


                                      -7-

provided in the Note Purchase Agreement and the Notes and the Indenture and (ii) payment of all other sums payable by the Company under the Note Purchase
Documents.

                  "Obsolete Parts" has the meaning set forth in Section 4.04(d) of the Indenture.

                  "Officer's Certificate" means as to any company a certificate signed by the Chairman, the Vice Chairman, the President, any Vice President, any Assistant Vice President, the Treasurer or any Assistant Treasurer, the
Secretary, or any Assistant Secretary.

                  "Opinion of Counsel" means a written opinion of legal counsel, who in the case of counsel for the Company may be (i) the Company's General
Counsel or Associate General Counsel, (ii) Fulbright & Jaworski L.L.P. or a successor firm or (iii) other counsel designated by the Company and satisfactory to the Indenture Trustee.

                  "Other Indentures" means each of the other four Trust
Indenture and Security Agreements entered into (or to be entered into) between the Indenture Trustee and the Company, contemplated to be in form and substance similar to the Indenture, and relating to aircraft similar to the Aircraft which have been purchased (or will be purchased) by the Company pursuant to the Purchase Agreement, pursuant to which the Company has issued (or intends to issue) notes to the Initial Lender.

                  "Other Noteholders" means the "Noteholders" as defined in each of the Other Indentures.

                  "Other Note Purchase Documents" means the "Note Purchase
Documents" as defined in each of the Other Indentures.

                  "Other Obligations" means the "Obligations" as defined in each of the Other Indentures.

                  "Overdue Rate" means the Fixed Rate plus 2%.

                  "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than Engines or engines) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine or which have been removed therefrom, but which remain subject to the Lien of the Indenture, exclusive of any items leased by the Company from third parties and not required to be installed on the Aircraft in accordance with the Indenture or otherwise required in the navigation or operation of the Aircraft.

                  "Payment Date" means each ________ and ________, commencing
_____________.



                                      -8-

                  "Permitted Air Carrier" means (i) (A) a Certificated Air
Carrier or (B) a foreign air carrier that is principally based and a domiciliary of a country that is either a party to the Mortgage Convention (other than Mexico) or listed on Annex E to the Indenture, in each case which shall not then be subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws or (ii) any other air carrier consented to by the Indenture Trustee, which consent shall not be unreasonably withheld or delayed; provided that, with respect to any Airframe interchange pursuant to
Section 4.02(b)(iii) of the Indenture, a "Permitted Air Carrier" shall, in addition to meeting the requirements set forth in clauses (i)(A) or (i)(B) above, also be (i) an air carrier with which the Company has an alliance or code sharing or other similar relationship or (ii) any other air carrier consented to by the Indenture Trustee, which consent shall not be unreasonably withheld or delayed.

                  "Permitted Investments" means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of one year or less from date of purchase thereof; (ii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $___________ and having a short term debt rating of A1 by Standard & Poor's Corporation or P1 by Moody's Investors
Service, Inc. (or, if neither such organization shall provide such ratings at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date or purchase thereof; (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United
States of America or any state thereof having a rating assigned to such commercial paper of A1 by Standard & Poor's Corporation or P1 by Moody's
Investors Service, Inc. (or, if neither such organization shall rate such commercial paper at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of 270 days or less from the date of purchase thereof; (iv) repurchase agreements with any financial institution having combined capital and surplus and retained earnings as of its last report of condition of at least $___________ when subject to an executed Master Repurchase
Agreement and which are fully collateralized by obligations described in clause
(i) above where delivery must be taken, and having a final maturity of 90 days or less from the date of purchase thereof; or (v) any mutual fund the portfolio of which includes investments of the types described in (i) through (iv) above, including any proprietary mutual fund of the Indenture Trustee for which such entity or an Affiliate is investment advisor or provides other services to such mutual fund and receives reasonable compensation for such services. If any of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in (ii) above.

                  "Permitted Lease" means any lease permitted by the terms of
Section 4.02(b)(ix) of the Indenture.


                                      -9-

                  "Permitted Lessee" means (i) any Certificated Air Carrier and
(ii) any foreign air carrier which is principally based in and a domiciliary of a country listed on Annex D to the Indenture, provided that, at the time of entering into the lease with such Permitted Lessee, the United States of America maintains normal diplomatic relations with such country.

                  "Permitted Liens" has the meaning given such term in Section
4.01 of the Indenture.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Potential Event of Acceleration" means an event which but for the giving of notice or the lapse of time or both would constitute an Event of Acceleration.

                  "Prepayment Date" means, in any instance, the date selected by the Company (which shall be a Business Day) on which the Notes are to be prepaid by the Company pursuant to Section 2.03(b) or Section 2.03(c) of the Indenture, as the case may be.

                  "Purchase Agreement" means Bombardier Regional Aircraft
Division Purchase Agreement PA-0393, dated ________________, between the
Manufacturer and the Company (as heretofore amended, modified and supplemented), but solely as such Purchase Agreement, as amended, modified and supplemented, relates to the Aircraft.

                  "Purchase Price" has the meaning given such term in Section
2.1(a) of the Note Purchase Agreement.

                  "Remaining Weighted Average Life" means on a given date with respect to any Note the number of days equal to the quotient obtained by dividing (i) the sum of each of the products obtained by multiplying (a) the amount of each then remaining scheduled payment of principal of such Note by (b) the number of days from and including such prepayment date to but excluding the dates on which each such payment of principal is scheduled to be made; by (ii) the then outstanding principal amount of such Note.

                  "Replacement Aircraft" means any Aircraft of which a Replacement Airframe is part.

                  "Replacement Airframe" means a Canadair Regional Jet Model
CL-600-2B19 Series 200ER aircraft (except Engines or engines from time to time installed thereon) which has a value and utility at least equal to, and is in a good operating condition as, the Airframe which it is replacing, assuming such Airframe was of the value and utility and in the condition and repair required by the terms of the Indenture and which is in passenger configuration, which shall have been made subject to the Lien of the Indenture pursuant to Section
4.05 thereof.


                                      -10-

                  "Replacement Closing Date" has the meaning given such term in
Section 4.05(a) of the Indenture.

                  "Replacement Engine" means a General Electric CF34-3B1 engine
(or engine of the same or another manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe) which has a value and utility at least equal to, and is in as good operating condition as, the Engine which it is replacing, assuming such Engine was of the value and utility and in the condition and repair required by the terms of the Indenture, and which shall have been made subject to the Lien of the Indenture pursuant to
Section 4.04 or 4.05 of the Indenture; provided that, such engine shall be of the same make and the same or improved model as, and compatible with, the other
Engine, and shall be an engine of a type then being utilized by the Company on other Canadair Regional Jet Series 200 aircraft operated by the Company.

                  "Secured Obligations" has the meaning set forth in Section
3.01 of the Indenture.

                  "Security Trustee" means NatWest Aerospace Trust Company
Limited, as Security Trustee under the Deed of Charge, Assignment and Priorities dated ____________, among, inter alia, the Initial Lender and National
Westminster Bank plc, as at any time amended, modified, restated, novated or replaced by and corresponding agreement or agreements (the "Deed of Charge"), or any other person acting as Security Trustee under the Deed of Charge as from time to time designated in writing to the Company.

                  "Taxes" means all taxes (including, without limitation, sales, personal property, transfer, fuel, value-added, excise, franchise, gross receipts, import, export transportation, stamp, documentary, income and minimum taxes), fees, assessments and charges (including license and registration fees) and all levies, imposts, duties or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon imposed by any Governmental Authority (including any international organization) or any political subdivision or fiscal or taxing authority thereof.

                  "Transaction Costs" means all of the fees, costs and expenses referred to in Section 7.1 of the Note Purchase Agreement.

                  "Transportation Code" means Title 49 of the United States
Code, subtitle VII, as amended and in effect on the Closing Date or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

                  "Treasury Rate" means for any Designated Maturity, the average yield to maturity of, and resulting from the bidding for, the most recently auctioned United States Treasury Notes with maturities equal to such Designated
Maturity on the date three Business Days prior to the relevant calculation of Breakage Costs; and if United States Treasury


                                      -11-

Notes with such a maturity are not then auctioned and publicly traded, the weighted average yield to maturity of United States Treasury Notes with maturities next above and below such Designated Maturity (calculated as provided below); such yields in each case to be determined by averaging (and rounding upward to the nearest whole multiple of 1/1000 of 1% per annum, if the average is not such a multiple) the yields of the relevant United States Treasury Notes
(rounded, if necessary, to the nearest 1/1000 of 1% with any figure of 1/2000 of 1% or above rounded upward) as displayed on the applicable Telerate screen (page
7677), or if such screen is not available, as quoted by two reputable dealers in United Stated Treasury Notes selected by a Majority in Interest of Noteholders, in either case, at approximately 11:00 a.m. New York time on the date, and notified to the Company, the Indenture Trustee and the Noteholders; any weighted average yield of United States Treasury Notes with two maturities is to be calculated in accordance with the following formula:

                                 (Y2-Y1)(DM-X1)
                         -------------------------------
            WAY=Y1+                  (X2-X1)

Where:

         WAY      =        Weighted Average Yield

         DM       =        relevant Designated Maturity

         X1       =        whole integer in years closest to and less than DM
                           which equals the maturity of a United States Treasury
                           Note then publicly traded.

         X2       =        whole integer in years closest to and greater than
                           DM which equals the maturity of a United States
                           Treasury Note then publicly traded.

         Y1       =        yield, determined as provided above, of United
                           States Treasury Notes then most recently auctioned
                           with maturities equal to X1.

         Y2       =        yield, determined as provided above, of United
                           States Treasury Notes then most recently auctioned
                           with maturities equal to X2.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in any relevant jurisdiction.


                                      -12-

                                                                         Annex A


                                 [FORM OF NOTE]

                                 PROMISSORY NOTE

                               DUE AUGUST 5, 2014

Issued in Connection with One Canadair Regional Jet Model CL-600-2B19 Series
200ER Aircraft, Registration Number N570ML

No. _                                                         New York, New York
$                                                                         , 1998

MIDWAY AIRLINES CORPORATION (the "Company"), hereby promises to pay to ________________________________________________________________, or registered assigns, the principal sum of Dollars ($ ), in thirty three (33) installments, each installment to be due and payable on a Payment Date and in an amount equal to the amount set forth in Annex A hereto opposite such Payment Date, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full at 6.932% per annum computed on the basis of a 360-day year comprising twelve 30-day months, payable in arrears on each Payment Date and on the date this Note is paid in full, and under certain circumstances, Breakage
Costs, all as more fully provided in the Trust Indenture and Security Agreement
[N570ML], dated as of _____________ (herein called the "Indenture", the defined terms therein not otherwise defined herein being used herein with the same meanings) between the Company and The First National Bank of Maryland, as Indenture Trustee.

                  Payments with respect to the principal amount hereof and interest and Breakage Costs, if any, thereon shall be payable in U.S. dollars in immediately available funds at the principal corporate trust administration office of the Indenture Trustee, or as otherwise provided in the Indenture. Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Note, except that in the case of any final payment with respect to this Note, this Note shall be surrendered to the Indenture Trustee for delivery to the Company for cancellation upon payment in full of such final payment. Whenever the date scheduled for any payment to be made hereunder or under the Indenture shall not be a Business Day, then such payment need not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and no interest shall accrue on the amount of such payment from and after such scheduled date if such payment is made on such next succeeding
Business Day.


                  Each holder hereof, by its acceptance of this Note, agrees that each payment of principal, interest and Breakage Costs due in respect of each Note shall, except as otherwise provided in the Indenture, be applied, first, to the payment of Breakage Costs, if any, and interest on such Note (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable thereunder) due thereunder, second, to the payment of the principal of such Note then due and third, the balance, if any, remaining thereafter, to the payment of the principal of such Note remaining unpaid (provided that such Note shall not be subject to prepayment without the consent of the affected Noteholder except as permitted by Sections 2.03(b) and
(c) of the Indenture). The amounts paid pursuant to clause third above shall be applied to the installments of principal of such Note in inverse order of maturity. Any payment of amounts other than principal, interest and Breakage
Costs in respect of each Note shall be paid by the Indenture Trustee directly to the Noteholder entitled thereto.

                  This Note shall bear interest at the Overdue Rate on any part of the principal amount hereof, interest or Breakage Costs, if any, or any other amounts due under the Note Purchase Documents not paid when due for any period during which the same shall be overdue, payable on demand.

                  This Note is one of the Notes referred to in the Indenture which have been or are to be issued by the Company pursuant to the terms of the Indenture. The Collateral is held by the Indenture Trustee as security for the Notes. Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Note, as well as for a statement of the terms and conditions of the trusts created by the Indenture, all of which terms and conditions in the Indenture each holder hereof agrees to by its acceptance of this Note.

                  This Note is a registered Note and is transferable, as provided in the Indenture, only upon surrender of this Note for registration of transfer duly endorsed by, or accompanied by a written statement of transfer duly executed by, the registered holder hereof or his attorney duly authorized in writing. Prior to the due presentation for registration of transfer of this Note, the Company and the Indenture Trustee may deem and treat the registered holder of this Note as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect hereto and for all other purposes and shall not be affected by any notice to the contrary.

                  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933 OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY BE
OFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION
IS AVAILABLE.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.


                                      -2-

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


                                      -3-

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed by one of its authorized officers as of the date hereof.

                           MIDWAY AIRLINES CORPORATION


                           By
                              Title:




                                      -4-

         This is one of the Notes referred to in the within mentioned Indenture.

                             THE FIRST NATIONAL BANK
                             OF MARYLAND
                             as Indenture Trustee


                             By
                               Authorized Officer



                                      -5-

                                                                         Annex B

                           FORM OF TRUST INDENTURE AND
                          SECURITY AGREEMENT SUPPLEMENT


                  Trust Indenture and Security Agreement Supplement No. _, dated
[________________] ("Indenture Supplement"), of Midway Airlines Corporation (the
"Company") for the benefit of The First National Bank of Maryland, as Indenture
Trustee (the "Indenture Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Trust Indenture and Security Agreement [N570ML], dated as of ______________ (the "Indenture"), between the Company and The First
National Bank of Maryland, as Indenture Trustee (the "Indenture Trustee"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Indenture being used herein with the same meanings), and shall specifically grant a security interest in the Aircraft to the Indenture Trustee; and

                  WHEREAS, the Indenture relates to the Airframe and Engines described below, and a counterpart of the Indenture is attached to and made a part of this Indenture Supplement; and

                  WHEREAS, the Company hereby acknowledges that the Aircraft referred to below is included in the property of the Company covered by the terms and conditions of the Indenture, subject to the security interest created thereunder:

                                    AIRFRAME

Manufacturer                           Model                   FAA Registration No.            Manufacturer's
-------------------------- ------------------------------ ------------------------------- --------------------------
                                                                                                  Serial No.
Canadair                            CL-600-2B19                      [N570ML]                      [7206]
                                                                     [N571ML]                      [7209]

                                     ENGINES
              Manufacturer                             Model                       Manufacturer's Serial No.
----------------------------------------- --------------------------------- ----------------------------------------
General Electric Company                              CF34-3B1                            [GE-E-872225
                                                                                          GE-E-872224]


                                      -6-

                                                                                          [GE-E-872244
                                                                                          GE-E-872260]

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                  NOW, THEREFORE, in order to secure the equal and ratable payment when due of the principal, of, and Breakage Costs, if any, and interest
(including interest on all past due amounts of principal, interest and Breakage
Costs, if any) on all of the Notes from time to time outstanding under the Indenture and to secure the payment of all other Obligations and all Other
Obligations and the performance and observance by the Company of all the agreements, covenants and provisions in the Note Purchase Documents and the Other Note Purchase Documents on its part to be performed or observed for the benefit of the Noteholders and the Other Noteholders, subject to the terms and conditions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Notes by the holders thereof, and of the sum of $_____ paid to the Company by the Indenture
Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company does hereby mortgage, bargain, sell, transfer, convey, confirm, assign, pledge, hypothecate and grant unto the Indenture Trustee, as Indenture Trustee under the Indenture and as Indenture Trustee under the Other
Indentures its successors in trust and assigns, for the security and benefit of the Noteholders and the Other Noteholders as aforesaid forever, a continuing first priority security interest in, and first priority mortgage lien on, the property comprising the Airframe and Engines described above, whether or not such Engines shall be installed in or attached to the Airframe.

                  To have and to hold all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, forever, in trust for the benefit, security and protection of the Noteholders and for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

                  This Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                  This Supplement is being delivered in the State of New York and shall be governed by New York law, including all matters of construction, validity and performance.



                                     * * *


                                      -7-

                  IN WITNESS WHEREOF, the Company and the Indenture Trustee have caused this Supplement No. ____ to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                  MIDWAY AIRLINES CORPORATION


                                  By:
                                       Name:
                                       Title:


                                  THE FIRST NATIONAL BANK OF MARYLAND


                                  By:
                                       Name:
                                       Title:





                                      -8-

                                                                         Annex C


                             AMORTIZATION SCHEDULE




                             INTENTIONALLY OMITTED




                                                                         Annex D



         Lists of Countries


         Permitted for Re-Registration


Australia                                                   Ireland

Austria                                                     Italy

Belgium                                                     Japan

Canada                                                      Luxembourg

Denmark                                                     Netherlands

Finland                                                     New Zealand

France                                                      Sweden

Germany                                                     Switzerland

Greece                                                      United Kingdom

Iceland

         Permitted for Leasing


Australia                                                   Jamaica

Austria                                                     Japan

Belgium                                                     Liechtenstein

Bermuda                                                     Luxembourg

Canada                                                      Monaco

Denmark                                                     Netherlands

Finland                                                     New Zealand

France                                                      Norway

Germany                                                     Portugal


Iceland                                                     Sweden

Ireland                                                     Switzerland

Italy                                                       United Kingdom


                                                                         Annex E


         LIST OF COUNTRIES -- REGARDING POOLING



Australia
Bermuda
Canada
Finland
Japan
New Zealand
United Kingdom



